As filed with the U.S. Securities and Exchange Commission on April 23, 2021
Registration No. 333-33504

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 21 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 74 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 26, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 26, 2021
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
SPVL
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global Equity
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Growth
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
SPVL NY 2021

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This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, and the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way comparable or similar to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for John Hancock NY and Separate Account B. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy doesn’t generate no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.
Flexibility. You are able to select, monitor, and change investment choices within your policy.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed Policy Values and will increase and decrease according to investment performance. You assume the investment risk of Policy Values allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the Portfolio prospectuses. You should review the prospectus carefully before allocating Policy Values to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the Lapse Protection Benefit. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
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Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10 years from the purchase of the policy or an increase in the Face Amount. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
Except for certain policies issued in exchange for a policy which is not a modified endowment contract (a “MEC”), the policy will be treated as a MEC for federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the policy (or any loan, partial withdrawal, assignment or pledge of the policy within two years before the policy becomes a MEC) may be subject to income tax and a 10% penalty tax.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Maximum Surrender Charge (Load)	Upon withdrawal, surrender or policy lapse	10% [1]
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

1 The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage. The maximum Surrender Charge is 10% in Policy Year 1. The Surrender Charge for Policy Years 2 and after are set forth below.
Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%
If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the policy so that the sum of all premium loads, the administration fees and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal on surrender) does not exceed 10% of aggregate payments made during the first Policy Year.
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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios, which are the underlying variable investment options for your policy.
Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0 to $83.33 per $1,000 of the net amount at risk.
		Charge for a representative Policy owner (a 55 year old preferred non-smoking male)	$0.18 per $1,000 of the net amount at risk
Premium Load	Monthly	0.03% of policy value (equivalent to 0.36% annually) during the first 10 Policy Years[2]
Mortality and Expense Risk Charge	Monthly	0.08% [3]
Administration Charge	Monthly	$7.50 plus 0.10% monthly
Loan Interest Rate (Net)	Annually	Preferred Loans	0%
		Nonpreferred Loans	2%

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance may be found in your policy.
2 If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the policy value corresponding to the premium payment for 10 Policy Years following the premium payment.
3 First 10 policy years. Thereafter the charge is 0.03% monthly.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.58%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
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Portfolio	Subadviser	Investment Objective
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global Equity	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Wellington Management Company LLP	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
POLICY SUMMARY
General
This policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. Your policy’s provisions may vary in some states and the terms of your policy, and any endorsement or rider, supersede the disclosure in this prospectus.
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Death Benefits
The policy provides a death benefit. The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).
Premiums
The policy permits the payment of a large initial premium. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount). The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under “Premium Payments—Subsequent Premiums.” Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account of the Company. You (the policy owner) may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account subject to limitations described below.
Policy Value
The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account to which you have allocated premiums.
Policy Loans
You may borrow an amount not to exceed 90% of your policy’s Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death, or upon surrender. Policy loans may have tax consequences. See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a loan from the policy.
Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.
You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.
See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a surrender of, or partial withdrawal from, the policy.
Lapse and Reinstatement
Unless the Lapse Protection Benefit is in effect, a policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.
A policy owner may reinstate a lapsed policy at any time within the five year period following lapse provided the policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the policy may not be reinstated if any of the Life Insureds has died since the policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”
See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a lapse and reinstatement of the policy.
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Taxation of Policy Benefits
Characterization of a Policy as a MEC. Section 7702A of the Internal Revenue Code of 1986 (the “Code”) establishes a class of life insurance contracts designated as modified endowment contracts (“MECs”), which applies to policies entered into or materially changed after June 20, 1988. In general, a policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the “seven-pay test”). A policy that is not already a MEC may become one if there is a “material change” in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this policy will constitute a MEC unless:
•	it was received in exchange for another life insurance policy which was not a MEC,
•	no premium payments (other than the exchanged policy) are paid into the policy during the first seven Policy Years, and
•	the death benefit on the new policy is not less than the death benefit on the exchanged policy.
If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premium payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the policy was issued (or deemed issued) after September 13, 1989.
In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the policy. The amount of any loan (including unpaid interest thereon) under the policy will be treated as a withdrawal from the policy for tax purposes. In addition, if you assign or pledge any portion of the value of a policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the policy for tax purposes. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a policy which is a MEC, you should consult a qualified tax adviser.
MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).
For further information regarding the tax treatment of policies that are MECs, see “Tax Considerations—Tax Treatment of Policy Benefits.”
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include:
•	charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and tax loads,
•	charges deducted from premiums paid, and
•	charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.
These charges are summarized in the Fee Tables. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.
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In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios. The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.
Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. Neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The variable investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. Any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process has been completed to our Company’s satisfaction.
With our prior approval, the policy may be issued on a basis which does not take into account the insured’s sex. A policy will generally be issued only on the lives of insureds from ages 20 through 90.
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Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.
Age [1]	Simplified Underwriting Maximum Initial Payment
20-29	$ 30,000
30-39	$ 60,000
40-49	$100,000
50-74	$150,000
75-90	$100,000

1 In the case of a Survivorship Policy, the youngest of the Lives Insured.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which the Suicide and Incontestability periods are measured.
If your application is not accompanied by a check for the initial premium and no request to backdate the policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and
•	the Issue Date will be the date the Company issues the policy.
The initial premium must be received within 60 days after the Issue Date, and the policy owner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums paid will be returned to the applicant.
Minimum Initial Face Amount
We will generally issue a policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.
Backdating a Policy
Upon request and under limited circumstances, we may backdate a policy+ by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated more than six months before the date of the application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.
Initial premium paid plus interest credited beginning on the date on which the premium was received, will be allocated among the investment accounts and/or Fixed Account in accordance with the policy owner’s instructions once the Right to Examine period has expired.
Temporary Insurance Agreement
In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an additional risk rating assigned to it.
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Right to Examine the Policy
You may return your policy for a refund of the premium within 10 days after you receive it. The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.
If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by the Company, the Company will refund the premium to the policy owner. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.
Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policy owner should consult with his or her John Hancock NY agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.
Life Insurance Qualification
A policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.
Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).
Changes to the policy may affect the maximum amount of premiums, such as:
•	change in risk classification;
•	partial withdrawals;
•	addition or deletion of supplementary benefits.
Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under “Death Benefit”).
DEATH BENEFITS
If the policy is in force at the time of the death of the Life Insured, we will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Lives Insured although the insurance benefit is payable on the death of the last to die of the Lives Insured. If the Life Insured should die after the Company’s receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.
The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment.
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Death Benefit
The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).
Minimum Death Benefit
The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insureds in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the policy.
Therefore, the death benefit will always be at least equal to the Face Amount of the policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.
Lapse Protection Benefit
The Lapse Protection Benefit protects the policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the policy will not go into default.
The Lapse Protection Benefit Period is indicated on the policy information page of the policy and depends on the age of the Life Insured at issuance of the policy (in the case of a Survivorship Policy, based on the age of the older Life Insured at issuance of the policy). The Lapse Protection Benefit Period for each age at issue is set out below.
Age at Issuance of the Policy	Lapse Protection Benefit Period (Number of Years)
20-29	35
30-39	30
40-49	25
50-59	20
60-69	15
70-84	10
85-90	8
Factors that Affect the Death Benefit
In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. The death benefit will be the Face Amount of the policy or, if greater, the Minimum Death Benefit.
Maturity Date
Provided that the policy is in force and the Life Insured is alive (or the last to die of the Lives Insured in the case of a Survivorship Policy), we will pay the policy owner the Net Cash Surrender Value calculated as of the Maturity Date.
PREMIUM PAYMENTS
Initial Premiums
The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policy owner).
No premium will be accepted prior to receipt of a completed application by us. The initial premium received will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio until the right to examine period has expired.
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Subsequent Premiums
After payment of the initial premium, additional premiums may be made subject to the following conditions:
•	while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;
•	Face Amount increases are not permitted in connection with additional premiums (therefore, the total of all premiums paid for a Policy may not exceed the greater of 100% of the Guideline Single Premium or the sum of the Guideline Annual Premiums for the Face Amount of the policy);
•	the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the policy to fail to qualify as life insurance under Section 7702 of the Code, and
•	additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.
We will add additional premiums to the Policy Value as of the Business Day we receive the additional premium at our Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company’s underwriters approve the additional premium.
Maximum Premium Limitation
The policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.
If at any time, a premium is paid that would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
At the end of the period you have the right to examine the policy, the Net Premiums paid plus any interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policy owner’s instructions.
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policy owner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at our Service Office. A policy owner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.
CHARGES AND DEDUCTIONS
Premium Load
A premium load of 0.03% of Policy Value is deducted monthly (equivalent to 0.36% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.03% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:
•	the initial premium payment is $100,000,
•	an additional premium payment of $50,000 is made in Policy Year 7, and
•	the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment), then 0.03% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.03% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.
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Unless otherwise allowed by the Company and specified by the policy owner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the policy in the same proportion as the Policy Value in each bears to the Net Policy Value.
The premium load is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes.
Surrender Charges
During the Surrender Charge Period, we will deduct a Surrender Charge if:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made (above the Free Withdrawal Amount), or
•	the policy terminates due to default.
Unless otherwise allowed by us and specified by the policy owner, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium load, are paid to us and are designed to us for some of the expenses we incur selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.
Surrender Charge Calculation. The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.
Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%
If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all tax loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.
We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.
Surrender Charges on a Partial Withdrawal. A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the “Free Withdrawal Amount”). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.
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Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:
•	a premium load, if applicable;
•	an administration charge;
•	a charge for the cost of insurance;
•	a mortality and expense risks charge;
•	if applicable, a charge for any supplementary benefits added to the policy.
Unless otherwise allowed by us and specified by the policy owner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.
Administration Charge. This charge will be equal to $7.50 per Policy Month plus 0.01% of Net Policy Value deducted monthly (equivalent to 0.12% annually). The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.
Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.
The net amount at risk is equal to (a) minus (b) where:
(a)  is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
(b)  is the Policy Value as of the first day of the Policy Month.
Since the net amount at risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Lives Insured on the basis described above and then are blended to produce a single cost of insurance rate.
Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.
The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.
Mortality and Expense Risks Charge. A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate us for the mortality and expense risks we assume under the policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than we estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
The charge varies by Policy Year as follows:
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Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge	Equivalent Annual Mortality and Expense Risks Charge
1-10	0.08%	0.90%
11+	0.03%	0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.
Charges for Supplementary Benefits. If the policy includes supplementary benefits, a charge may apply to such supplementary benefit.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
We will permit policy owners of certain fixed life insurance policies issued by us to exchange their policies for the policies described in this prospectus (and likewise, policy owners of policies described in this prospectus may also exchange their policies for certain fixed policies issued by the Company). Policy owners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, we make no charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policies. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”
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Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the us. For a detailed description of the Fixed Account, see “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see “Policy Loans—Loan Account.”
Units and Unit Values
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example,
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such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
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Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
POLICY LOANS
While this policy is in force and has an available loan value, a policy owner may borrow against the Policy Value of the policy. The policy serves as the only security for the loan. Policy loans may have tax consequences.
Maximum Loanable Amount. The Maximum Loanable Amount is 90% of the policy’s Net Cash Surrender Value.
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a
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policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
If the policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. The actual rate charged is equal to the Loan Interest Credited Differential, which is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.
Preferred Loans. Preferred interest rates are available in the case of loans of amounts that represent Earnings on the policy (“Preferred Loans”). Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate charged is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account, or 0.00%.
We may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a policy that is not a MEC, the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which we consider to be most likely to result in the transaction being treated as a loan under federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.
If the policy is a MEC then, regardless of the Loan Interest Credited Differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Non-Preferred Loans. For loans that are not Preferred Loans, interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. For these loans, then, the actual rate of interest charged on the policy loan is currently 2.00%.
If the interest due on a Policy Anniversary is not paid by you, the interest will be borrowed against the policy. The policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, we will send the policy owner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policy owner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
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Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted, when a portion of the Loan Account is allocated to the Fixed Account, we require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and a written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate. See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a surrender of the policy.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see “Charges and Deductions—Surrender Charges.” See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a partial withdrawal from the policy.
If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the policy.
Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.
Reduction in Face Amount due to a Partial Withdrawal. A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:
(a)  is the Face Amount prior to the withdrawal; and
(b)  is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.
If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000. The decrease in Face Amount will be effective as of the date of the withdrawal.
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LAPSE AND REINSTATEMENT
Lapse
Unless the Lapse Protection Benefit is in effect, a policy will go into default if at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. We will notify you of the default and will allow a 61 day grace period (from the date the policy goes into default) in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the policy will terminate with no value. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse of the policy.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.
Reinstatement
You can, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	In the case of a Survivorship Policy, the policy may not be reinstated if any of the Lives Insured have died since the policy lapsed;
•	Evidence of the Life Insured’s insurability, satisfactory to us, is provided to us; and
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus an amount equal to the monthly deductions due until the later of the next Policy Anniversary or for at least three Policy Months, is paid.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Termination
The policy will terminate on the earliest to occur of the following events:
•	the end of the grace period for which you have not paid the amount necessary to bring the policy out of default;
•	surrender of the policy for its Net Cash Surrender Value;
•	the Maturity Date;
•	the death of the Life Insured.
THE GENERAL ACCOUNT
The general account of the Company consists of all assets owned by us other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.
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By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Policy owner Rights
Unless otherwise restricted by a separate agreement, you may, until the earlier of the life insured’s death or when the life insured reaches Attained Age 100:
•	take loans and/or partial withdrawals.
•	surrender the policy.
•	transfer ownership to a new owner.
•	name a contingent owner that will automatically become owner if the policy owner dies before the insured.
•	change or revoke a contingent owner.
•	change or revoke a beneficiary.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effect of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the Life Insured’s lifetime by giving written notice to John Hancock NY in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by us prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s
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estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
The Company will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a lapse protection benefit. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and
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not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals, and may include the charges for certain supplementary benefit riders. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its
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owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until
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maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
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Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
We may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which: (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policy Owners
Within 30 days after each Policy Anniversary, we will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
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•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 8.5% of the target premium paid in the first policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
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Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock NY
The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies, and send all confirmations required to be sent by JH Distributors with respect to the policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.
John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the policies.
The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY
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reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York Insurance Department may be required.
John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of John Hancock NY.
All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us.
State Regulation
We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
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Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard risk classification.
Attained Age: is the age on the Policy Date plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.
The Company (or “we,” “us” or “our”): refers to John Hancock Life Insurance Company of New York.
Earnings: is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.
Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first monthly deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in our general account.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender Charge applicable to the withdrawal.
Guideline Single Premium: is the maximum premium that can be paid under the Guideline Premium Test (described under “Life Insurance Qualification”) which will still allow the policy to qualify as life insurance for tax purposes under Section 7702 of the Code.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date we issued the policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the policy are measured.
Life Insured: is the person or persons whose life (or lives) is (are) covered by the policy. In the case of a Survivorship Policy, all provisions of the policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the policy when it is first issued.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Maturity Date: is the date shown in the policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
Policy Date: is the date coverage takes effect under the policy, provided the underwriting process has been completed to the Company’s satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a) is the total amount of loans borrowed as of such date;
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(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c) is any interest charges accrued from the last Policy Anniversary to the current date; and
(d) is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Separate Account: refers to Separate Account B of the Company.
Service Office Mailing Address: is 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099.
Single Life Policy: is a modified single premium variable life insurance policy offered on a single life basis under the policy described in this prospectus.
Surrender Charge Period: is the period following the Issue Date of the policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Survivorship Policy: is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the policy described in this prospectus.
Written Request: is the policy owner’s request to us which must be in a form satisfactory to us, signed and dated by the policyowner, and received at our Service Office.
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In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-877-391-3748, Option 4	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-33504

Statement of Additional Information
dated April 26, 2021
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
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The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2020, 2019, and 2018, was $60,549,713, $93,867,230, and $95,309,756, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
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AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2020, 2019 and 2018

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2020, 2019 and 2018

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2020 and 2019 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP
Boston, Massachusetts
March 31, 2021

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2020	2019
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$ 5,451	$ 4,787
Stocks:
Preferred stocks	13	8
Common stocks	104	125
Mortgage loans on real estate	692	617
Real estate:
Investment properties	238	241
Cash, cash equivalents and short-term investments	7	13
Policy loans	128	122
Derivatives	1,480	967
Receivable for collateral on derivatives	-	1
Receivable for securities	1	-
Other invested assets	856	954
Total cash and invested assets	8,970	7,835
Investment income due and accrued	81	72
Premiums due	5	5
Amounts recoverable from reinsurers	28	16
Funds held by or deposited with reinsured companies	806	837
Net deferred tax asset	107	79
Other reinsurance receivable	37	24
Amounts due from affiliates	396	523
Other assets	6	18
Assets held in separate accounts	8,903	8,254
Total admitted assets	$ 19,339	$ 17,663

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2020	2019
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$ 6,376	$ 5,808
Policyholders’ and beneficiaries’ funds	225	232
Dividends payable to policyholders	8	12
Policy benefits in process of payment	12	48
Other amount payable on reinsurance	71	56
Other policy obligations	2	1
Total policy and contract obligations	6,694	6,157
Payable to parent and affiliates	3	9
Transfers to (from) separate account, net	(20)	(21)
Asset valuation reserve	234	239
Reinsurance in unauthorized companies	15	10
Funds withheld from unauthorized reinsurers	379	372
Interest maintenance reserve	716	353
Current federal income taxes payable	122	-
Derivatives	967	596
Payables for collateral on derivatives	47	32
Payables for securities	-	190
Other general account obligations	66	48
Obligations related to separate accounts	8,903	8,254
Total liabilities	18,126	16,239

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2020 and 2019)	2	2
Paid-in surplus	913	913
Unassigned surplus	298	509
Total capital and surplus	1,213	1,424
Total liabilities and capital and surplus	$ 19,339	$ 17,663

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Premiums and other revenues:
Life and annuity premiums, net	$962	$516	$1,052
Consideration for supplementary contracts with life contingencies	12	10	11
Net investment income	328	319	334
Amortization of interest maintenance reserve	21	12	14
Commissions and expense allowance on reinsurance ceded	22	8	32
Reserve adjustment on reinsurance ceded	-	2	(3)
Separate account administrative and contract fees	99	101	105
Other revenue	34	35	36
Total premiums and other revenues	1,478	1,003	1,581

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,372	1,399	1,357
Annuity benefits	121	141	198
Disability benefits	2	2	2
Interest and adjustments on policy or deposit-type funds	7	4	8
Payments on supplementary contracts with life contingencies	12	11	10
Increase (decrease) in life reserves	530	(70)	(64)
Total benefits paid or provided	2,044	1,487	1,511

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	69	84	86
General expenses	41	49	49
Insurance taxes, licenses and fees	9	13	20
Net transfers to (from) separate accounts	(375)	(389)	(391)
Investment income ceded	39	35	22
Other (income) deductions	(66)	(114)	(65)
Total insurance expenses and other deductions	(283)	(322)	(279)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(283)	(162)	349
Dividends to policyholders	12	16	21
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(295)	(178)	328
Federal income tax expense (benefit)	(15)	(41)	(36)
Income (loss) from operations before net realized capital gains (losses)	(280)	(137)	364

Net realized capital gains (losses)	(7)	(60)	11
Net income (loss)	$(287)	$(197)	$375

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2018	$ 2	$ 913	$ 568	$ 1,483
Net income (loss)			375	375
Change in net unrealized capital gains (losses)			(25)	(25)
Change in net deferred income tax			(70)	(70)
Decrease (increase) in non-admitted assets			51	51
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(35)	(35)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			5	5
Balances at December 31, 2018	2	913	748	1,663

Net income (loss)			(197)	(197)
Change in net unrealized capital gains (losses)			87	87
Change in net deferred income tax			53	53
Decrease (increase) in non-admitted assets			(25)	(25)
Decrease (increase) in asset valuation reserves			(40)	(40)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(17)	(17)
Balances at December 31, 2019	2	913	509	1,424

Net income (loss)			(287)	(287)
Change in net unrealized capital gains (losses)			73	73
Change in net deferred income tax			87	87
Decrease (increase) in non-admitted assets			(41)	(41)
Change in liability for reinsurance in unauthorized reinsurance			(6)	(6)
Change in reserve due to change in valuation basis			(36)	(36)
Decrease (increase) in asset valuation reserves			5	5
Change in surplus as a result of reinsurance			(4)	(4)
Other adjustments, net			(2)	(2)
Balances at December 31, 2020	$ 2	$ 913	$ 298	$ 1,213

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$975	$1,059	$1,062
Net investment income received	329	321	357
Separate account fees	99	101	105
Commissions and expenses allowance on reinsurance ceded	18	(9)	14
Miscellaneous income	64	55	63
Benefits and losses paid	(1,543)	(1,544)	(1,570)
Net transfers from (to) separate accounts	376	389	396
Commissions and expenses (paid) recovered	(109)	(105)	(101)
Dividends paid to policyholders	(16)	(18)	(19)
Federal and foreign income and capital gain taxes (paid) recovered	15	(10)	(19)
Net cash provided by operating activities	208	239	288

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,176	844	2,188
Stocks	38	44	3
Mortgage loans on real estate	58	31	168
Other invested assets	165	281	85
Derivatives	-	-	18
Total investment proceeds	3,437	1,200	2,462

Cost of investments acquired:
Bonds	3,364	1,104	2,152
Stocks	4	5	1
Mortgage loans on real estate	133	25	22
Real estate	2	11	11
Other invested assets	55	138	243
Derivatives	63	70	-
Total cost of investments acquired	3,621	1,353	2,429
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(175)	201	(8)
Net (increase) decrease in policy loans	(6)	-	(9)
Net cash provided by (used in) investment activities	(365)	48	16

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(11)	(8)
Dividend paid to parent	-	(100)	(100)
Other cash provided (applied)	158	(198)	(172)
Net cash provided by (used in) financing and miscellaneous activities	151	(309)	(280)

Net increase (decrease) in cash, cash equivalents and short-term investments	(6)	(22)	24
Cash, cash equivalents and short-term investments at beginning of year	13	35	11
Cash, cash equivalents and short-term investments at end of year	$7	$13	$35

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$-	$525	$-
Investing activities related to reinsurance transactions, net	-	(525)	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2020, 2019 and 2018, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2020 and 2019, the Company held reserves of $ 458 million and $ 476 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•	At December 31, 2020 and 2019, the Company held reserves of $700 million and $325 million, respectively, as a result of asset adequacy testing (“AAT”).

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. In 2020, the New York State Department of Financial Services (“NY DFS”) adopted Insurance Regulation 213 (“Reg 213”) amendments, introducing the NY DFS’s version of principle-based reserving (“PBR”) for companies filing in New York. PBR has been implemented for Term Life and Annuity policies. The Company received approval for a 1-year deferral on PBR implementation for Permanent Life policies.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2020 and 2019. Reserves at December 31, 2020 and 2019 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6. The reserve is calculated using stochastic scenarios and assumptions set by the Company, subject to two reserve floors, one based on a standardized calculation using prescribed stochastic scenarios and assumptions, the other using a prescribed, standard scenario.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 15% and 16% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2020 and 2019, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2020 and 2019, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2020, NY DFS adopted Reg 213 §103.6. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company is currently assessing which expedients to adopt and the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow PBR for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. NY DFS adopted Reg 213 amendments in 2020. PBR has now been implemented for Term Life policies (new policies written after adoption) and Annuity policies (all in-force). The Company received approval from NY DFS to defer this adoption until January 1, 2021 for Permanent Life policies. Adoption will be on a prospective basis, therefore, there is no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2020, 2019 and 2018.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
U.S. government and agencies	$3,073	$217	$(42)	$3,248
States and political subdivisions	62	7	-	69
Foreign governments	34	5	-	39
Corporate bonds	1,970	375	(1)	2,344
Mortgage-backed and asset-backed securities	312	43	-	355
Total bonds	$5,451	$647	$(43)	$6,055

December 31, 2019:
U.S. government and agencies	$2,885	$199	$(24)	$3,060
States and political subdivisions	34	6	-	40
Foreign governments	38	3	-	41
Corporate bonds	1,540	191	(2)	1,729
Mortgage-backed and asset-backed securities	290	25	-	315
Total bonds	$4,787	$424	$(26)	$5,185

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$72	$72
Due after one year through five years	675	701
Due after five years through ten years	623	692
Due after ten years	3,769	4,235
Mortgage-backed and asset-backed securities	312	355
Total	$5,451	$6,055

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2020	2019
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$143	$71
Bonds and cash pledged in support of exchange-traded futures	35	12
Bonds and cash pledged in support of cleared interest rate swaps	35	13
Total fair value	$213	$96

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2020 and 2019, the Company held below investment grade corporate bonds of $75 million and $54 million, with an aggregate fair value of $81 million and $55 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2020 and 2019, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2020:
U.S. government and agencies	$1,356	$(42)	$-	$-	$1,356	$(42)
States and political subdivisions	3	-	-	-	3	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	67	(1)	1	-	68	(1)
Mortgage-backed and asset-backed securities	6	-	-	-	6	-
Total	$1,432	$(43)	$1	$-	$1,433	$(43)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,121	$(24)	$29	$-	$1,150	$(24)
States and political subdivisions	4	-	-	-	4	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	35	-	14	(2)	49	(2)
Mortgage-backed and asset-backed securities	-	-	8	-	8	-
Total	$1,160	$(24)	$51	$(2)	$1,211	$(26)

At December 31, 2020 and 2019, there were 34 and 45 bonds that had a gross unrealized loss of which the single largest unrealized loss was $42 million and $23 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2020	2019	2018
(in millions)
Proceeds	$3,035	$1,153	$1,389
Realized gross gains	493	41	6
Realized gross losses	(5)	(5)	(28)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2020 and 2019, realized capital losses include $3 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 5 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2020 and 2019.

Affiliate Transactions

In 2020, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $59 million and fair value of $65 million. The Company recognized $6 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $121 million and fair value of $123 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $130 million.

In 2018, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $637 million and fair value of $647 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $313 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$9	$4	$-	$13
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	75	32	(3)	104
Affiliates*	-	-	-	-
Total stocks	$84	$36	$(3)	$117

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$8	$3	$-	$11
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	102	26	(3)	125
Affiliates*	-	-	-	-
Total stocks	$110	$29	$(3)	$136

*Affiliates - fair value represents the carrying value

At December 31, 2020 and 2019, there were 2 and 15 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $2 million at December 31, 2020 and 2019, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $3 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 14, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2020 and 2019, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2020:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$241	East North Central	$55
Industrial	83	East South Central	5
Office buildings	169	Middle Atlantic	154
Retail	129	Mountain	40
Agricultural	-	New England	14
Agribusiness	1	Pacific	249
Mixed use	-	South Atlantic	91
Other	69	West North Central	34
Allowance	-	West South Central	50
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$692	Total mortgage loans on real estate	$692

December 31, 2019:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$208	East North Central	$59
Industrial	39	East South Central	10
Office buildings	180	Middle Atlantic	95
Retail	130	Mountain	43
Agricultural	-	New England	13
Agribusiness	11	Pacific	232
Mixed use	-	South Atlantic	99
Other	49	West North Central	34
Allowance	-	West South Central	32
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$617	Total mortgage loans on real estate	$617

The aggregate mortgages outstanding to any one borrower do not exceed $33 million.

During 2020, the respective maximum and minimum lending rates for mortgage loans issued were 4.52% and 2.37% for commercial loans. The Company issued no agricultural loans during 2020 or 2019. The Company issued no purchase money mortgages in 2020 or 2019. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2020 and 2019, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2020, 2019 and 2018, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2020:
Recorded Investment
Current	$1	$-	$690	$1	$692
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2019:
Recorded Investment
Current	$11	$-	$605	$1	$617
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2020 and 2019. The Company was not a participant or co-lender in a mortgage loan agreement in 2020 and 2019.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2020	2019
(in millions)
AAA	$41	$45
AA	241	231
A	294	223
BBB	93	117
BB	23	1
B and lower and unrated	-	-
Total	$692	$617

Affiliated Transactions

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $5 million.

In 2018, the Company sold certain mortgages to its parent, JHUSA. These mortgages had a book value of $98 million and fair value of $105 million at the date of the transaction. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2020	2019
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	277	276
Properties held for sale	-	-
Less accumulated depreciation	(39)	(35)
Total	$238	$241

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2020, 2019 and 2018, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2020 and 2019.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $9 million, $0 million, and $1 million of impairments on partnerships and LLCs in 2020, 2019, or 2018. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $173 million and fair value of $180 million which resulted in a gain to operations of $7 million.

In 2018, the Company sold certain other invested assets to its parent, JHUSA. These other invested assets had a book value of $3 million and fair value of $4 million. The Company recognized $1 million in pre-tax realized gains.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2020 or 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2020	2019	2018
(in millions)
Income:
Bonds	$161	$165	$178
Preferred stocks	-	-	-
Common stocks	1	2	1
Mortgage loans on real estate	29	29	35
Real estate	46	39	39
Policy loans	5	5	5
Cash, cash equivalents and short-term investments	2	7	6
Other invested assets	92	92	84
Derivatives	36	19	23
Other income	-	-	-
Total investment income	372	358	371

Expenses
Investment expenses	(35)	(30)	(28)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(44)	(39)	(37)
Net investment income	$328	$319	$334

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2020	2019	2018
(in millions)
Realized capital gains (losses)	$500	$7	$12
Less amount transferred to the IMR (net of related tax benefit (expense) of $(102) in 2020, $(9) in 2019, and $2 in 2018)	384	33	(6)
Realized capital gains (losses) before tax	116	(26)	18
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	123	34	7
Net realized capital gains (losses)	$(7)	$(60)	$11

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$172	$3	$-	$18	$26
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$172	$3	$-	$18	$26

Other Hedging Relationships
	Interest rate swaps	$8,074	$1,475	$967	$1,475	$967
	Interest rate futures	126	-	-	-	-
	Equity index options	99	2	-	2	-
	Equity index futures	186	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,485	$1,477	$967	$1,477	$967
Total Derivatives		$8,657	$1,480	$967	$1,495	$993

		December 31, 2019

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$173	$4	$-	$16	$9
Cash flow hedges	Interest rate swaps	13	-	-	4	-
Total Derivatives in Effective Hedge Accounting Relationships		$186	$4	$-	$20	$9
Other Hedging Relationships
	Interest rate swaps	$8,288	$960	$596	$960	$596
	Interest rate futures	144	-	-	-	-
	Equity index options	89	3	-	3	-
	Equity index futures	205	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,726	$963	$596	$963	$596
Total Derivatives		$8,912	$967	$596	$983	$605

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2020, 2019 and 2018, the Company recorded net unrealized gains of $7 million, $4 million, and $2 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2020, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $1 million, $0 million, and $0 million (including $1 million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2020, 2019 and 2018, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2020, 2019 and 2018 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$144	$124	$(61)
Interest rate futures	(1)	6	(5)
Equity index options	-	5	(3)
Equity index futures	(2)	(8)	6
Total net unrealized capital gain (loss)	$141	$127	$(63)

Net realized capital gain (loss):
Interest rate swaps	$1	$-	$-
Interest rate futures	(11)	(13)	5
Equity index options	3	-	1
Equity index futures	(54)	(56)	10
Total net realized capital gain (loss)	$(61)	$(69)	$16
Total gain (loss) from derivatives in other hedging relationships	$80	$58	$(47)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2020 and 2019, the Company had accepted collateral consisting of cash of $47 million and $32 million and various securities with a fair value of $642 million and $452 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2021	$ 5
2022	-
2023	-
2024	-
Thereafter	-
Total Future Settled Premiums	$ 5

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$ 4	$3	$7
Current Year	$ 5	$2	$7

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2020
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	104	104	95	-	9	-
Total common stocks	104	104	95	-	9	-
Derivatives:
Interest rate swaps	1,475	1,475	-	1,475	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	2	2	-	2	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	1,477	1,477	-	1,477	-	-
Assets held in separate accounts	8,903	8,903	8,903	-	-	-
Total assets	$10,484	$10,484	$8,998	$1,477	$9	$-

Liabilities:
Derivatives:
Interest rate swaps	$967	$967	$-	$967	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	967	967	-	967	-	-
Liabilities held in separate accounts	8,903	8,903	8,903	-	-	-
Total liabilities	$9,870	$9,870	$8,903	$967	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	125	125	114	-	11	-
Total common stocks	125	125	114	-	11	-
Derivatives:
Interest rate swaps	960	960	-	960	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	963	963	-	963	-	-
Assets held in separate accounts	8,254	8,254	8,254	-	-	-
Total assets	$9,342	$9,342	$8,368	$963	$11	$-

Liabilities:
Derivatives:
Interest rate swaps	$596	$596	$-	$596	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	596	596	-	596	-	-
Liabilities held in separate accounts	8,254	8,254	8,254	-	-	-
Total liabilities	$8,850	$8,850	$8,254	$596	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2020
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$5,451	$6,055	$-	$5,834	$221
Preferred stocks	13	13	-	-	13
Mortgage loans on real estate	692	790	-	-	790
Cash, cash equivalents and short term investments	7	7	7	-	-
Policy loans	128	128	-	128	-
Derivatives in effective hedge accounting relationships	3	18	-	18	-
Total assets	$6,294	$7,011	$7	$5,980	$1,024

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	72	70	-	-	70
Policyholders’ and beneficiaries’ funds	124	129	-	129	-
Derivatives in effective hedge accounting relationships	-	26	-	26	-
Total liabilities	$196	$225	$-	$155	$70

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$4,787	$5,185	$-	$5,005	$180
Preferred stocks	8	11	-	-	11
Mortgage loans on real estate	617	681	-	-	681
Cash, cash equivalents and short term investments	13	13	11	2	-
Policy loans	122	122	-	122	-
Derivatives in effective hedge accounting relationships	4	20	-	20	-
Total assets	$5,551	$6,032	$11	$5,149	$872

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	75	71	-	-	71
Policyholders’ and beneficiaries’ funds	125	130	-	130	-
Derivatives in effective hedge accounting relationships	-	9	-	9	-
Total liabilities	$200	$210	$-	$139	$71

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	11	5	(1)	-	-	-	(6)	-	-	-	9
Total common stocks	11	5	(1)	-	-	-	(6)	-	-	-	9
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$11	$5	$(1)	$-	$-	$-	$(6)	$-	$-	$-	$9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	33	4	(8)	-	-	-	(18)	-	-	-	11
Total common stocks	33	4	(8)	-	-	-	(18)	-	-	-	11
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$33	$4	$(8)	$-	$-	$-	$(18)	$-	$-	$-	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	32	-	1	-	-	-	-	-	-	-	33
Total common stocks	32	-	1	-	-	-	-	-	-	-	33
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$32	$-	$1	$-	$-	$-	$-	$-	$-	$-	$33

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums earned
Direct	$1,034	$1,113	$1,078
Assumed	163	186	196
Ceded	(235)	(783)	(222)
Net	$962	$516	$1,052

Benefits to policyholders ceded	$(553)	$(443)	$(427)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2020, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2020, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $621 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(62)	$(66)	$(71)
Premiums assumed	25	26	28
Benefits ceded	(157)	(144)	(166)
Benefits assumed	63	58	66

Other reinsurance receivable (payable)	-	(4)	(5)
Funds held by or deposited with reinsured companies	806	837	859

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2020	2019
(in millions)
Premiums ceded, net	$-	$(99)
Benefits ceded, net	(10)	(11)

Other reinsurance receivable	1	1
Other amounts payable on reinsurance	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $92 million and related invested assets of $98 million. The Company recognized a pre-tax gain of $3 million net of realized capital gains, including a ceding commission received of $1 million, and an increase of $3 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on February 7, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2020	2019
(in millions)
Premiums ceded, net	$-	$(444)
Benefits ceded, net	(34)	(35)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable	4	3
Other amounts payable on reinsurance	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $352 million and related invested assets of $437 million. The Company incurred a pre-tax loss of $80 million net of realized capital gains, including a ceding commission paid of $26 million, and a decrease of $60 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on March 15, 2019.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$(2)	$(1)	$(1)
Benefits ceded, net	(79)	(100)	(112)

Other reinsurance receivable	7	16	21
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company is expected to receive approximately $2 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2020, the Company has a provision against the net reinsurance receivable not novated to Hannover Life. As of December 31, 2020, SRUS is still listed as an accredited reinsurer with the State of New York Department of Financial Services. The Company recorded a reserve credit of $8 million and $22 million as of December 31, 2020 and 2019 respectively related to the various agreements with SRUS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums assumed, net	$138	$159	$167
Benefits assumed, net	439	396	408

Other reinsurance receivable	6	3	5
Other amounts payable on reinsurance	59	42	39
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(171)	(207)	(208)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$-	$(7)	$-
Benefits ceded	(28)	(6)	(2)

Other reinsurance receivable (payable)	19	-	-
Funds withheld from unauthorized reinsurers	-	5	2
Treaty Settlement received (paid)	23	2	-

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$4	$2	$(1)
Benefits ceded	(19)	(17)	(9)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	379	367	359
Treaty Settlement received (paid)	(3)	(3)	(3)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2020 and 2019, the Company did not commute any ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

(in millions)
(a) Gross deferred tax assets	$325	$1	$326
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	325	1	326
(d) Deferred tax assets nonadmitted	60	-	60

(e) Subtotal net admitted deferred tax asset (c - d)	265	1	266
(f) Deferred tax liabilities	140	19	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$125	$(18)	$107

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

(in millions)
(a) Gross deferred tax assets	$240	$-	$240
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	240	-	240
(d) Deferred tax assets nonadmitted	20	-	20

(e) Subtotal net admitted deferred tax asset (c - d)	220	-	220
(f) Deferred tax liabilities	124	17	141

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$96	$(17)	$79

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

(in millions)
(a) Gross deferred tax assets	$85	$1	$86
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	85	1	86
(d) Deferred tax assets nonadmitted	40	-	40

(e) Subtotal net admitted deferred tax asset (c - d)	45	1	46
(f) Deferred tax liabilities	16	2	18

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$29	$(1)	$28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	106	-	106
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	106	-	106
2. Adjusted gross deferred tax assets allowed per limitation threshold.	166	-	166
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$265	$1	$266

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	79	-	79
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	79	-	79
2. Adjusted gross deferred tax assets allowed per limitation threshold.	202	-	202
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	141	-	141

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$-	$220

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	27	-	27
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	27	-	27
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(36)	-	(36)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	18	-	18

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$45	$1	$46

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2020	2019

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	920%	1055%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,106	$ 1,345

Impact of tax planning strategies is as follows:

	December 31, 2020
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$325	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$265	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2019
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$240	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$85	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$45	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

1. Current income tax
(a) Federal	$(15)	$(41)	$26
(b) Foreign	-	-	-

(c) Subtotal	(15)	(41)	26
(d) Federal income tax on net capital gains	123	34	89
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$108	$(7)	$115

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	285	206	79
(4) Investments	4	4	-
(5) Deferred acquisition costs	27	22	5
(6) Policyholder dividends accrual	2	2	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	-	-	-
(13) Other (including items <5% of total ordinary tax assets)	7	6	1
(99) Subtotal	$325	$240	$85
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	60	20	40
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$265	$220	$45
(e) Capital:
(1) Investments	$1	$-	$1
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$1	$-	$1
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$1	$-	$1
(i) Admitted deferred tax assets (2(d)+2(h))	$266	$220	$46
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$128	$108	$20
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	1	-
(4) Policyholder reserves	10	12	(2)
(5) Other (including items <5% of total ordinary tax liabilities)	1	3	(2)
(99) Subtotal	$140	$124	$16
(b) Capital:
(1) Investments	$19	$17	$2
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$19	$17	$2
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$159	$141	$18
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$107	$79	$28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2020	2019	Change
(in millions)

Total deferred tax assets	$326	$240	$86
Total deferred tax liabilities	159	141	18
Net deferred tax assets (liabilities)	$167	$99	$68

Tax effect of unrealized gains and losses			(19)
Tax effect of unrealized foreign exchange gains (losses)			-
Other			-
Change in net deferred income taxes			$87

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2020	2019	2018
(in millions)

Ordinary provisions computed at statutory rate	$(75)	$(52)	$69
Net realized capital gains (losses) before IMR at statutory rate	117	16	3
Change in nonadmitted assets	-	-	-
Reinsurance	(2)	(4)	(5)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(4)	(11)	(3)
Tax recorded in surplus	(8)	(2)	(1)
Dividend received deduction	(3)	(4)	(3)
Investment in subsidiaries	(3)	(2)	(2)
Prior year adjustment	(1)	(2)	-
Tax credits	(1)	(1)	(1)
Change in tax reserve	-	1	1
Pension	-	-	-
Tax rate change	-	-	(16)
Other	1	1	(1)
Total	$21	$(60)	$41

Federal and foreign income taxes incurred	$(15)	$(41)	$(36)
Capital gains tax	123	34	7
Change in net deferred income taxes	(87)	(53)	70
Total statutory income tax expense (benefit)	$21	$(60)	$41

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At December 31, 2020 the Company did not have any net operating losses, net capital losses, or credit carry forwards.

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $121 million, $0 million and $6 million for 2020, 2019 and 2018, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($125) million and $0 million at December 31, 2020 and 2019, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 is currently in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2020	2019
(in millions)

Balance at beginning of year	$3	$13
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(10)
Balance at end of year	$3	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Included in the balances as of December 31, 2020 and 2019, are $3 million and $3 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2020 and 2019 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $1 million of interest expense / (benefit) in each of the years ended December 31, 2020, 2019, and 2018, respectively. The Company had approximately $0 million and $7 million accrued for interest as of December 31, 2020 and 2019, respectively. The Company did not recognize any material penalties for the years ended December 31, 2020, 2019 and 2018.

The Company filed a refund claim with the IRS for the AMT credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $2 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. There was no material impact to the Company in 2020.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $0 million, $100 million, and $100 million to its parent, JHUSA, in 2020, 2019 and 2018, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2020 and 2019, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $55 million, $62 million, and $62 million at December 31, 2020, 2019 and 2018, respectively. As of December 31, 2020 and 2019, the Company had amounts payable of $11 million and $15 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $14 million, $15 million and $15 million for the years ended December 31, 2020, 2019 and 2018 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2020, 2019 and 2018, the Company was billed by JHD for underwriting commissions of $48 million, $62 million, and $64 million, respectively. The Company had amounts payable for services provided of $3 million and $6 million at December 31, 2020 and 2019, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2020, 2019 and 2018, respectively, the Company received dividends of $14 million, $15 million, and $19 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2020 and 2019.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2020 and 2019, the Company had a receivable from JHUSA in the amount of $377 million and $520 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $0 million and $1 million, which were included in investment income due and accrued at December 31, 2020 and 2019, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $33 million, to purchase other invested assets of $127 million, and issue agricultural and commercial mortgages of $11 million at December 31, 2020. Approximately 40% of these commitments expire in 2021.

Contingencies: As of December 31, 2020, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a cost of insurance (“COI”) increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of NY and was assigned to the same judge. Discovery has commenced. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$38	$-	$-	$38	0%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	8,527	8,527	77%
Total with adjustment or at fair value	39	-	8,527	8,566	77%
At book value without adjustment (minimal or no charge or adjustment)	1,169	-	-	1,169	11%
Not subject to discretionary withdrawal	1,339	-	3	1,342	12%
Total (gross)	2,547	-	8,530	11,077	100%

Reinsurance ceded	1,288	-	-	1,288
Total (net)	$1,259	$-	$8,530	$9,789

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$77	$-	$-	$77	1%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	7,917	7,917	75%
Total with adjustment or at fair value	78	-	7,917	7,995	76%
At book value without adjustment (minimal or no charge or adjustment)	1,233	-	-	1,233	12%
Not subject to discretionary withdrawal	1,332	-	3	1,335	12%
Total (gross)	2,643	-	7,920	10,563	100%

Reinsurance ceded	1,361	-	-	1,361
Total (net)	$1,282	$-	$7,920	$9,202

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	111	110	119
c. Universal Life with Secondary Guarantees	1,487	1,317	3,095
d. Indexed Universal Life	27	22	29
e. Indexed Universal Life with Secondary Guarantees	79	71	68
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,647	2,647	2,640
h. Variable Life	5	2	4
i. Variable Universal Life	121	118	131
j. Miscellaneous Reserves	-	-	1,397
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	422
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	8
d. Disability - Disabled Lives	-	-	33
e. Miscellaneous Reserves	-	-	26
(3) Total (gross: direct + assumed)	$4,477	$4,287	$7,974
(4) Reinsurance Ceded	1,876	1,837	2,966
(5) Total (net) (3) - (4)	$2,601	$2,450	$5,008

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$5	$-	$-
i. Variable Universal Life	385	366	353
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$390	$366	$353
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$390	$366	$353

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	355	353	362
c. Universal Life with Secondary Guarantees	1,188	1,015	2,780
d. Indexed Universal Life	33	25	34
e. Indexed Universal Life with Secondary Guarantees	51	46	47
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,705	2,705	2,806
h. Variable Life	-	-	3
i. Variable Universal Life	137	183	155
j. Miscellaneous Reserves	-	-	857
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	414
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	9
d. Disability - Disabled Lives	-	-	36
e. Miscellaneous Reserves	-	-	33
(3) Total (gross: direct + assumed)	$4,469	$4,327	$7,538
(4) Reinsurance Ceded	1,939	1,935	3,049
(5) Total (net) (3) - (4)	$2,530	$2,392	$4,489

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	331	308	313
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$331	$308	$313
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$331	$308	$313

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2020 and 2019. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2020	2019

Group Annuity Contracts (401K)	$6,026	$5,405
Variable and Fixed Annuities	2,508	2,518
Life Insurance	369	331

Total	$8,903	$8,254

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2020	$12	$4
2019	$14	$5
2018	$15	$3
2017	$16	$3
2016	$17	$4

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2020	2019

(in millions, except for ages)
Account value	$2,554	$2,564
Amount of reserve held	234	194
Net amount at risk - gross	192	215
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2020 and 2019:

•

Reg 213 is used in 2020 to determine the aggregate reserve for products falling under the scope. For 2019, assumptions used in the standard scenario are prescribed by regulations. For 2020, the liability is evaluated using a standard scenario; a stochastic reserve using industry prescribed assumptions (Standard Projection) and a stochastic reserve using Company specific assumptions. The Company holds the highest of the three values. Actuarial Guideline 43 (“AG 43”) is used in the 2019 reserve calculation.

•

For 2020, the Company used the prescribed Economic Scenario Generator (“ESG”) for Reg 213, so there are no calibration criteria requirement. The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43 for 2019.

•

In 2020 and 2019, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2020 and 2019, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in each year.

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,

	2020	2019

(in millions)
Type of Fund
Equity	$1,641	$1,609
Balanced	768	781
Bonds	349	347
Money Market	13	21

Total	$2,771	$2,758

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,

	2020	2019

(in millions)
Premiums, deposits and other considerations	$735	$782

Reserves for accounts with assets at:
Fair value	8,883	8,233
Amortized cost	-	-

Total	$8,883	$8,233

	December 31,

	2020	2019

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	90	100
At fair value	8,716	8,052
At book value without fair value adjustments and with current surrender charge of less than 5%	74	78

Subtotal	8,880	8,230
Not subject to discretionary withdrawal	3	3

Total	$8,883	$8,233

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2020	2019	2018

(in millions)
Transfers to separate accounts	$1,021	$842	$812
Transfers from separate accounts	1,396	1,231	1,203

Net transfers to (from) separate accounts	$(375)	$(389)	$(391)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2020, 2019 and 2018.

During 2018, the Company implemented its North American voluntary early retirement program. The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2020, 2019 and 2018.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2020, 2019 and 2018.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2020 financial statements through March 31, 2021, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A u d i t e d   F i n a n c i a l   S t a t e m e n t s

John Hancock Life Insurance Company of New York Separate Account B
December 31, 2020

1 of 69

John Hancock Life Insurance Company of New York
Separate Account B

Audited Financial Statements

December 31, 2020

2 of 69

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of
John Hancock Life Insurance Company of New York Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company of New York Separate Account B (the “Separate Account”) as of December 31, 2020, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020 and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.
Boston, Massachusetts
March 31, 2021

3 of 69

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account B

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
American Asset Allocation Trust Series I	M Capital Appreciation
American Global Growth Trust Series I	M International Equity
American Growth Trust Series I	M Large Cap Growth
American Growth-Income Trust Series I	M Large Cap Value
American International Trust Series I	Managed Volatility Aggressive Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Balanced Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Capital Appreciation Value Trust Series NAV	Managed Volatility Conservative Portfolio Series NAV
Core Bond Trust Series I	Managed Volatility Growth Portfolio Series I
Core Bond Trust Series NAV	Managed Volatility Growth Portfolio Series NAV
Disciplined Value International Trust Series I	Managed Volatility Moderate Portfolio Series I
Disciplined Value International Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV
Emerging Markets Value Trust Series I	Mid Cap Index Trust Series I
Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series NAV
Equity Income Trust Series I	Mid Cap Stock Trust Series I
Equity Income Trust Series NAV	Mid Cap Stock Trust Series NAV
Financial Industries Trust Series I	Mid Value Trust Series I
Financial Industries Trust Series NAV	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series I	Money Market Trust Series I
Fundamental All Cap Core Trust Series NAV	Money-Market Trust Series NAV
Fundamental Large Cap Value Trust Series I	Opportunistic Fixed Income Trust Series I
Fundamental Large Cap Value Trust Series NAV	Opportunistic Fixed Income Trust Series NAV
Global Trust Series I	PIMCO All Asset
Global Trust Series NAV	Real Estate Securities Trust Series I
Health Sciences Trust Series I	Real Estate Securities Trust Series NAV
Health Sciences Trust Series NAV	Science & Technology Trust Series I
High Yield Trust Series I	Science & Technology Trust Series NAV
High Yield Trust Series NAV	Select Bond Trust Series I
International Equity Index Series I	Select Bond Trust Series NAV
International Equity Index Series NAV	Short Term Government Income Trust Series I
International Small Company Trust Series I	Short Term Government Income Trust Series NAV
International Small Company Trust Series NAV	Small Cap Index Trust Series I
Investment Quality Bond Trust Series I	Small Cap Index Trust Series NAV
Investment Quality Bond Trust Series NAV	Small Cap Opportunities Trust Series I
Lifestyle Aggressive Portfolio Series NAV	Small Cap Opportunities Trust Series NAV
Lifestyle Balanced Portfolio Series NAV	Small Cap Stock Trust Series I

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Appendix

Subaccounts comprising John Hancock Life
Insurance Company of New York Separate Account B

Small Cap Stock Trust Series NAV	Strategic Income Opportunities Trust Series NAV
Small Cap Value Trust Series I	Total Bond Market Series Trust NAV
Small Cap Value Trust Series NAV	Total Stock Market Index Trust Series I
Small Company Value Trust Series I	Total Stock Market Index Trust Series NAV
Small Company Value Trust Series NAV	Ultra Short Term Bond Trust Series I
Strategic Income Opportunities Trust Series I	Ultra Short Term Bond Trust Series NAV

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets
Investments at fair value	$36,399,489	$473,598	$2,012,009	$8,048,783	$983,902	$6,851,998

Units outstanding	428,542	16,783	21,828	322,344	30,172	103,615
Unit value	$84.94	$28.22	$92.18	$24.97	$32.61	$66.13

Shares	845,124	45,803	194,585	656,507	49,818	293,951
Cost	$25,491,792	$445,964	$1,901,813	$8,487,030	$791,206	$5,496,185

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV

Total Assets
Investments at fair value	$4,508,549	$3,453,299	$1,475,156	$18,636,108	$830,489	$3,877,456

Units outstanding	107,362	116,627	22,820	56,023	10,825	51,315
Unit value	$41.99	$29.61	$64.64	$332.65	$76.72	$75.56

Shares	284,093	161,294	36,686	462,779	109,275	506,195
Cost	$4,751,893	$3,084,431	$1,201,584	$15,904,482	$742,389	$3,581,006

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Disciplined Value International Trust Series I	Disciplined Value International Trust Series NAV	Emerging Markets Value Trust Series I

Total Assets
Investments at fair value	$10,511,436	$555,235	$4,918,293	$349,764	$2,128,342	$89,455

Units outstanding	311,486	21,997	241,884	12,224	115,007	5,042
Unit value	$33.75	$25.24	$20.33	$28.61	$18.51	$17.74

Shares	787,373	39,019	347,092	26,802	164,478	9,251
Cost	$9,430,625	$521,899	$4,604,408	$337,262	$2,049,541	$89,178

See accompanying notes.

8 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I

Total Assets
Investments at fair value	$1,604,151	$751,556	$5,512,275	$150,302	$1,026,410	$3,213

Units outstanding	112,220	18,163	80,418	4,120	23,293	41
Unit value	$14.29	$41.38	$68.55	$36.48	$44.07	$78.37

Shares	166,061	54,500	402,356	11,752	80,503	107
Cost	$1,521,555	$817,368	$6,051,516	$153,640	$1,027,789	$2,585

See accompanying notes.

9 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I

Total Assets
Investments at fair value	$1,291,275	$931,220	$3,373,771	$89,418	$1,309,395	$347,534

Units outstanding	27,464	20,338	104,329	3,674	58,715	2,377
Unit value	$47.02	$45.79	$32.34	$24.34	$22.30	$146.21

Shares	42,546	37,100	134,360	4,280	62,741	11,185
Cost	$957,880	$690,084	$2,461,468	$84,449	$1,218,856	$273,821

See accompanying notes.

10 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV	International Small Company Trust Series I

Total Assets
Investments at fair value	$4,550,225	$322,375	$3,637,003	$238,291	$6,814,782	$29,308

Units outstanding	39,814	10,610	126,048	14,255	103,590	1,347
Unit value	$114.29	$30.38	$28.85	$16.72	$65.79	$21.76

Shares	143,631	61,172	702,124	12,189	348,582	1,990
Cost	$3,848,147	$322,603	$3,701,268	$199,053	$5,754,698	$25,947

See accompanying notes.

11 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	International Small Company Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive Portfolio Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV

Total Assets
Investments at fair value	$1,689,634	$180,796	$630,792	$1,925,732	$3,976,684	$214,413

Units outstanding	77,190	6,104	30,629	102,560	244,607	14,799
Unit value	$21.89	$29.62	$20.59	$18.78	$16.26	$14.49

Shares	114,629	14,856	52,003	119,167	242,777	14,869
Cost	$1,469,451	$168,220	$590,835	$1,780,334	$3,600,602	$199,114

See accompanying notes.

12 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value
Total Assets
Investments at fair value	$25,093,141	$1,794,023	$700,482	$953,653	$1,182,473	$1,147,479

Units outstanding	1,437,043	114,542	4,697	23,280	9,662	37,123
Unit value	$17.46	$15.66	$149.13	$40.96	$122.38	$30.91

Shares	1,411,313	113,979	24,348	71,542	35,319	95,464
Cost	$22,719,421	$1,630,633	$612,458	$852,723	$953,340	$1,197,108

See accompanying notes.

13 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV

Total Assets
Investments at fair value	$681,755	$17,987,869	$969,445	$45,778,016	$80,839	$8,152,114

Units outstanding	26,886	774,376	31,083	1,946,054	2,708	383,041
Unit value	$25.36	$23.23	$31.19	$23.52	$29.85	$21.28

Shares	68,795	1,815,123	83,143	3,915,998	6,957	699,752
Cost	$679,218	$18,536,420	$1,010,445	$49,212,594	$82,288	$8,239,126

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV

Total Assets
Investments at fair value	$1,538,909	$41,367,207	$506,603	$12,495,666	$566,058	$4,537,583

Units outstanding	54,647	1,776,643	16,080	533,812	7,886	96,105
Unit value	$28.16	$23.28	$31.51	$23.41	$71.78	$47.21

Shares	127,923	3,432,963	44,283	1,091,325	26,526	212,633
Cost	$1,656,398	$45,061,646	$539,141	$13,382,446	$559,509	$4,333,435

See accompanying notes.

15 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV

Total Assets
Investments at fair value	$806,869	$3,705,290	$296,922	$1,406,557	$2,084,208	$4,660,304

Units outstanding	8,168	17,184	7,330	22,527	148,137	444,888
Unit value	$98.78	$215.62	$40.51	$62.44	$14.07	$10.48

Shares	30,785	138,671	29,167	139,125	2,084,208	4,660,304
Cost	$555,079	$2,544,449	$308,047	$1,437,481	$2,084,208	$4,660,304

See accompanying notes.

16 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I

Total Assets
Investments at fair value	$176,808	$1,273,630	$588,701	$165,572	$1,866,278	$558,423

Units outstanding	6,384	32,095	28,366	2,400	9,740	9,833
Unit value	$27.70	$39.68	$20.75	$68.99	$191.61	$56.79

Shares	13,136	94,976	52,143	8,728	99,059	13,337
Cost	$164,890	$1,197,503	$558,044	$162,188	$1,750,618	$357,115

See accompanying notes.

17 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Science & Technology Trust Series NAV	Select Bond Trust Series I	Select Bond Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I

Total Assets
Investments at fair value	$7,240,387	$41,031	$1,417,416	$146,342	$719,580	$215,029

Units outstanding	76,211	2,902	99,829	12,531	61,278	3,790
Unit value	$95.00	$14.14	$14.20	$11.68	$11.74	$56.74

Shares	170,162	2,812	97,217	11,907	58,550	13,184
Cost	$5,168,306	$38,857	$1,332,686	$144,700	$715,312	$180,209

See accompanying notes.

18 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I	Small Cap Stock Trust Series NAV	Small Cap Value Trust Series I

Total Assets
Investments at fair value	$3,670,430	$131,908	$1,495,081	$53,769	$2,958,852	$25,580

Units outstanding	80,849	2,235	51,283	832	38,485	802
Unit value	$45.40	$59.02	$29.15	$64.63	$76.88	$31.90

Shares	224,766	5,027	57,415	4,511	243,127	1,740
Cost	$3,060,006	$143,729	$1,397,560	$40,597	$2,308,230	$30,621

See accompanying notes.

19 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV

Total Assets
Investments at fair value	$2,253,159	$105,617	$945,299	$240,583	$2,439,382	$1,372,145

Units outstanding	25,052	1,592	24,850	7,250	98,841	47,152
Unit value	$89.94	$66.34	$38.04	$33.18	$24.68	$29.10

Shares	154,009	10,011	90,200	16,661	169,519	126,000
Cost	$2,645,511	$123,921	$1,156,379	$227,031	$2,272,589	$1,322,794

See accompanying notes.

20 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV

Total Assets
Investments at fair value	$260,523	$8,829,054	$608,847	$571,471

Units outstanding	5,443	55,233	56,453	52,676
Unit value	$47.86	$159.85	$10.79	$10.85

Shares	9,921	336,345	53,128	49,823
Cost	$220,035	$6,960,676	$616,610	$576,902

See accompanying notes.

21 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
S TATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$591,613	$453,990	$14,228	$12,529	$56,050	$47,033
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	591,613	453,990	14,228	12,529	56,050	47,033
Realized gains (losses) on investments:
Capital gain distributions received	608,800	385,287	-	-	-	-
Net realized gain (loss)	1,070,157	529,094	1,519	(1,227)	5,417	(2,058)
Realized gains (losses)	1,678,957	914,381	1,519	(1,227)	5,417	(2,058)
Unrealized appreciation (depreciation) during the period	3,505,922	5,234,999	23,894	28,355	89,524	95,585
Net increase (decrease) in net assets from operations	5,776,492	6,603,370	39,641	39,657	150,991	140,560
Changes from principal transactions:
Purchase payments	1,577,177	1,347,148	12,360	17,365	80,509	110,623
Transfers between sub-accounts and the company	2,291,965	1,072,216	9,712	(4,208)	112,990	166,004
Transfers on general account policy loans	54,799	130,181	(102)	16	(2,967)	(113)
Withdrawals	(749,465)	(200,644)	(36,225)	(5,002)	1	136
Annual contract fee	(1,195,512)	(1,084,482)	(16,474)	(17,140)	(79,474)	(71,613)
Net increase (decrease) in net assets from principal transactions	1,978,964	1,264,419	(30,729)	(8,969)	111,059	205,037
Total increase (decrease) in net assets	7,755,456	7,867,789	8,912	30,688	262,050	345,597
Net assets at beginning of period	28,644,033	20,776,244	464,686	433,998	1,749,959	1,404,362
Net assets at end of period	$36,399,489	$28,644,033	$473,598	$464,686	$2,012,009	$1,749,959

	2020	2019	2020	2019	2020	2019
Units, beginning of period	399,694	381,044	17,915	18,280	20,643	18,106
Units issued	73,363	51,013	1,133	740	3,498	3,591
Units redeemed	(44,515)	(32,363)	(2,265)	(1,105)	(2,313)	(1,054)
Units, end of period	428,542	399,694	16,783	17,915	21,828	20,643

See accompanying notes.

22 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$100,891	$99,637	$554	$4,166	$4,535	$34,629
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	100,891	99,637	554	4,166	4,535	34,629
Realized gains (losses) on investments:
Capital gain distributions received	872,685	733,735	68,333	63,969	724,890	733,362
Net realized gain (loss)	(134,451)	(35,267)	12,785	5,799	11,033	(47,746)
Realized gains (losses)	738,234	698,468	81,118	69,768	735,923	685,616
Unrealized appreciation (depreciation) during the period	(6)	432,132	142,287	97,759	1,586,879	352,269
Net increase (decrease) in net assets from operations	839,119	1,230,237	223,959	171,693	2,327,337	1,072,514
Changes from principal transactions:
Purchase payments	562,585	575,588	59,931	55,971	293,365	284,829
Transfers between sub-accounts and the company	(605,197)	708,190	29,788	91,186	(86,767)	15,601
Transfers on general account policy loans	(26,411)	(5,988)	-	(108)	(23,635)	(24,504)
Withdrawals	(63,514)	(628)	(17,685)	(15,072)	(101,284)	(70,495)
Annual contract fee	(388,792)	(367,792)	(37,179)	(31,545)	(167,565)	(145,357)
Net increase (decrease) in net assets from principal transactions	(521,329)	909,370	34,855	100,432	(85,886)	60,074
Total increase (decrease) in net assets	317,790	2,139,607	258,814	272,125	2,241,451	1,132,588
Net assets at beginning of period	7,730,993	5,591,386	725,088	452,963	4,610,547	3,477,959
Net assets at end of period	$8,048,783	$7,730,993	$983,902	$725,088	$6,851,998	$4,610,547

	2020	2019	2020	2019	2020	2019
Units, beginning of period	346,830	302,960	28,896	24,318	105,461	103,247
Units issued	28,246	57,666	5,316	6,581	9,073	16,453
Units redeemed	(52,732)	(13,796)	(4,040)	(2,003)	(10,919)	(14,239)
Units, end of period	322,344	346,830	30,172	28,896	103,615	105,461

See accompanying notes.

23 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$55,057	$56,361	$11,021	$27,009	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	55,057	56,361	11,021	27,009	-	-
Realized gains (losses) on investments:
Capital gain distributions received	534,708	429,142	135,154	196,841	181,933	162,049
Net realized gain (loss)	(59,963)	(417)	6,737	36,169	1,532	(14,017)
Realized gains (losses)	474,745	428,725	141,891	233,010	183,465	148,032
Unrealized appreciation (depreciation) during the period	(14,710)	308,252	280,242	282,858	194,967	122,238
Net increase (decrease) in net assets from operations	515,092	793,338	433,154	542,877	378,432	270,270
Changes from principal transactions:
Purchase payments	238,281	247,455	153,273	172,930	21,887	20,200
Transfers between sub-accounts and the company	166,141	24,379	8,554	(92,121)	(20,565)	(90,582)
Transfers on general account policy loans	(24,305)	16,298	(10,781)	21,310	3,046	29,673
Withdrawals	(148,726)	(17,664)	(26,584)	(24,477)	(579)	(239)
Annual contract fee	(162,991)	(158,675)	(92,402)	(89,775)	(34,306)	(31,879)
Net increase (decrease) in net assets from principal transactions	68,400	111,793	32,060	(12,133)	(30,517)	(72,827)
Total increase (decrease) in net assets	583,492	905,131	465,214	530,744	347,915	197,443
Net assets at beginning of period	3,925,057	3,019,926	2,988,085	2,457,341	1,127,241	929,798
Net assets at end of period	$4,508,549	$3,925,057	$3,453,299	$2,988,085	$1,475,156	$1,127,241

	2020	2019	2020	2019	2020	2019

Units, beginning of period	105,038	101,136	114,343	115,142	23,420	25,074
Units issued	12,452	8,673	11,993	10,712	429	1,019
Units redeemed	(10,128)	(4,771)	(9,709)	(11,511)	(1,029)	(2,673)
Units, end of period	107,362	105,038	116,627	114,343	22,820	23,420

See accompanying notes.

24 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$982	$-	$170	$-	$963
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	982	-	170	-	963
Realized gains (losses) on investments:
Capital gain distributions received	2,307,265	1,780,063	67,934	314,593	322,589	1,486,707
Net realized gain (loss)	207,630	153,483	(93,375)	(15,323)	(373,628)	(67,134)
Realized gains (losses)	2,514,895	1,933,546	(25,441)	299,270	(51,039)	1,419,573
Unrealized appreciation (depreciation) during the period	2,336,837	1,057,405	314,094	(168,986)	1,411,441	(806,798)
Net increase (decrease) in net assets from operations	4,851,732	2,991,933	288,653	130,454	1,360,402	613,738
Changes from principal transactions:
Purchase payments	1,197,467	1,154,120	24,872	16,538	137,386	135,504
Transfers between sub-accounts and the company	(78,610)	300,342	66,320	(694)	53,201	(12,166)
Transfers on general account policy loans	18,686	(39,403)	(39)	(757)	(2,861)	(860)
Withdrawals	(419,166)	(47,836)	(36,521)	(2,404)	(70,985)	(8,992)
Annual contract fee	(462,436)	(384,131)	(30,506)	(26,259)	(99,566)	(84,492)
Net increase (decrease) in net assets from principal transactions	255,941	983,092	24,126	(13,576)	17,175	28,994
Total increase (decrease) in net assets	5,107,673	3,975,025	312,779	116,878	1,377,577	642,732
Net assets at beginning of period	13,528,435	9,553,410	517,710	400,832	2,499,879	1,857,147
Net assets at end of period	$18,636,108	$13,528,435	$830,489	$517,710	$3,877,456	$2,499,879

	2020	2019	2020	2019	2020	2019
Units, beginning of period	54,659	50,112	10,530	10,835	51,707	51,042
Units issued	6,344	8,362	1,419	296	6,293	3,586
Units redeemed	(4,980)	(3,815)	(1,124)	(601)	(6,685)	(2,921)
Units, end of period	56,023	54,659	10,825	10,530	51,315	51,707

See accompanying notes.

25 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I		Core Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$105,688	$117,580	$12,918	$13,578	$112,100	$103,971
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	105,688	117,580	12,918	13,578	112,100	103,971
Realized gains (losses) on investments:
Capital gain distributions received	785,368	488,612	3	(2)	1	(1)
Net realized gain (loss)	35,649	10,662	1,675	274	29,278	(3,191)
Realized gains (losses)	821,017	499,274	1,678	272	29,279	(3,192)
Unrealized appreciation (depreciation) during the period	612,582	989,270	30,727	35,543	240,100	209,565
Net increase (decrease) in net assets from operations	1,539,287	1,606,124	45,323	49,393	381,479	310,344
Changes from principal transactions:
Purchase payments	622,503	580,110	11,055	12,414	226,986	241,208
Transfers between sub-accounts and the company	(36,204)	977,397	6,191	(109,390)	224,117	858,432
Transfers on general account policy loans	(647)	(8,523)	(785)	(1,167)	164,538	133,102
Withdrawals	(48,260)	(95,099)	(21,439)	(5,036)	(191,623)	(57,885)
Annual contract fee	(512,856)	(439,170)	(16,258)	(18,426)	(198,991)	(182,587)
Net increase (decrease) in net assets from principal transactions	24,536	1,014,715	(21,236)	(121,605)	225,027	992,270
Total increase (decrease) in net assets	1,563,823	2,620,839	24,087	(72,212)	606,506	1,302,614
Net assets at beginning of period	8,947,613	6,326,774	531,148	603,360	4,311,787	3,009,173
Net assets at end of period	$10,511,436	$8,947,613	$555,235	$531,148	$4,918,293	$4,311,787

	2020	2019	2020	2019	2020	2019
Units, beginning of period	311,325	273,927	22,857	28,126	230,707	174,431
Units issued	29,487	57,063	783	482	51,832	74,821
Units redeemed	(29,326)	(19,665)	(1,643)	(5,751)	(40,655)	(18,545)
Units, end of period	311,486	311,325	21,997	22,857	241,884	230,707

See accompanying notes.

26 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV		Emerging Markets Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$6,541	$9,116	$41,322	$55,931	$1,973	$2,857
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	6,541	9,116	41,322	55,931	1,973	2,857
Realized gains (losses) on investments:
Capital gain distributions received	(2)	(6)	3	4	-	-
Net realized gain (loss)	(2,291)	1,860	(33,249)	(3,526)	(6,919)	(55)
Realized gains (losses)	(2,293)	1,854	(33,246)	(3,522)	(6,919)	(55)
Unrealized appreciation (depreciation) during the period	9,837	26,361	68,573	169,014	5,651	6,722
Net increase (decrease) in net assets from operations	14,085	37,331	76,649	221,423	705	9,524
Changes from principal transactions:
Purchase payments	14,249	13,793	86,489	108,253	1,324	1,396
Transfers between sub-accounts and the company	4,731	(34,257)	26,405	70,386	(8,370)	4,861
Transfers on general account policy loans	763	786	1,196	1,267	(296)	(276)
Withdrawals	77	(2,588)	(54,595)	374	(353)	20
Annual contract fee	(8,994)	(10,332)	(58,726)	(63,625)	(1,074)	(1,481)
Net increase (decrease) in net assets from principal transactions	10,826	(32,598)	769	116,655	(8,769)	4,520
Total increase (decrease) in net assets	24,911	4,733	77,418	338,078	(8,064)	14,044
Net assets at beginning of period	324,853	320,120	2,050,924	1,712,846	97,519	83,475
Net assets at end of period	$349,764	$324,853	$2,128,342	$2,050,924	$89,455	$97,519

	2020	2019	2020	2019	2020	2019
Units, beginning of period	11,726	12,979	114,451	107,442	5,692	5,405
Units issued	883	606	13,237	11,580	781	381
Units redeemed	(385)	(1,859)	(12,681)	(4,571)	(1,431)	(94)
Units, end of period	12,224	11,726	115,007	114,451	5,042	5,692

See accompanying notes.

27 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$33,186	$44,027	$19,740	$13,175	$148,165	$93,783
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	33,186	44,027	19,740	13,175	148,165	93,783
Realized gains (losses) on investments:
Capital gain distributions received	(2)	(1)	51,051	52,305	377,052	334,725
Net realized gain (loss)	(603)	(6,116)	(14,569)	(23,953)	(120,427)	(68,087)
Realized gains (losses)	(605)	(6,117)	36,482	28,352	256,625	266,638
Unrealized appreciation (depreciation) during the period	56,313	100,148	(48,041)	93,857	(321,734)	582,697
Net increase (decrease) in net assets from operations	88,894	138,058	8,181	135,384	83,056	943,118
Changes from principal transactions:
Purchase payments	131,797	126,450	23,666	61,219	233,808	181,235
Transfers between sub-accounts and the company	26,853	5,898	22,900	69,535	69,315	796,612
Transfers on general account policy loans	(2,177)	45,794	(5,199)	15,702	(22,674)	57,098
Withdrawals	(25,395)	(9,691)	120	(435)	(46,141)	(49,349)
Annual contract fee	(62,078)	(64,691)	(35,600)	(35,520)	(176,111)	(138,503)
Net increase (decrease) in net assets from principal transactions	69,000	103,760	5,887	110,501	58,197	847,093
Total increase (decrease) in net assets	157,894	241,818	14,068	245,885	141,253	1,790,211
Net assets at beginning of period	1,446,257	1,204,439	737,488	491,603	5,371,022	3,580,811
Net assets at end of period	$1,604,151	$1,446,257	$751,556	$737,488	$5,512,275	$5,371,022

	2020	2019	2020	2019	2020	2019
Units, beginning of period	104,941	96,913	18,005	15,163	79,149	66,733
Units issued	23,230	16,580	1,211	4,854	6,351	23,505
Units redeemed	(15,951)	(8,552)	(1,053)	(2,012)	(5,082)	(11,089)
Units, end of period	112,220	104,941	18,163	18,005	80,418	79,149

See accompanying notes.

28 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,779	$5,409	$12,809	$36,345	$10	$10
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,779	5,409	12,809	36,345	10	10
Realized gains (losses) on investments:
Capital gain distributions received	12,582	7,015	87,476	47,243	81	172
Net realized gain (loss)	(381)	1,196	(15,000)	12,616	206	(161)
Realized gains (losses)	12,201	8,211	72,476	59,859	287	11
Unrealized appreciation (depreciation) during the period	(11,231)	19,607	(50,733)	124,799	441	640
Net increase (decrease) in net assets from operations	2,749	33,227	34,552	221,003	738	661
Changes from principal transactions:
Purchase payments	310	38,914	70,822	76,015	2,138	2,138
Transfers between sub-accounts and the company	1,484	(24,003)	22,230	(61,952)	(1)	(4)
Transfers on general account policy loans	3	8,513	(751)	54,034	(13)	(18)
Withdrawals	(446)	89	(9,475)	(2,408)	3	4
Annual contract fee	(2,953)	(3,506)	(48,240)	(50,804)	(2,160)	(1,927)
Net increase (decrease) in net assets from principal transactions	(1,602)	20,007	34,586	14,885	(33)	193
Total increase (decrease) in net assets	1,147	53,234	69,138	235,888	705	854
Net assets at beginning of period	149,155	95,921	957,272	721,384	2,508	1,654
Net assets at end of period	$150,302	$149,155	$1,026,410	$957,272	$3,213	$2,508

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,177	3,541	22,226	22,060	40	36
Units issued	42	1,496	3,756	4,438	35	39
Units redeemed	(99)	(860)	(2,689)	(4,272)	(34)	(35)
Units, end of period	4,120	4,177	23,293	22,226	41	40

See accompanying notes.

29 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$4,504	$4,476	$8,821	$8,966	$33,128	$32,901
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	4,504	4,476	8,821	8,966	33,128	32,901
Realized gains (losses) on investments:
Capital gain distributions received	32,274	68,983	15,972	13,100	57,473	43,697
Net realized gain (loss)	31,238	5,040	4,609	27,580	32,596	38,655
Realized gains (losses)	63,512	74,023	20,581	40,680	90,069	82,352
Unrealized appreciation (depreciation) during the period	223,471	181,279	74,530	181,644	243,771	674,759
Net increase (decrease) in net assets from operations	291,487	259,778	103,932	231,290	366,968	790,012
Changes from principal transactions:
Purchase payments	65,203	50,424	25,788	63,428	154,161	142,237
Transfers between sub-accounts and the company	127,248	41,441	9,738	(111,744)	11,037	(41,866)
Transfers on general account policy loans	(3,079)	247	291	17,857	(71)	347
Withdrawals	(135,298)	(213)	188	(13,491)	(28,015)	(31,467)
Annual contract fee	(53,002)	(46,098)	(23,722)	(24,376)	(95,307)	(90,869)
Net increase (decrease) in net assets from principal transactions	1,072	45,801	12,283	(68,326)	41,805	(21,618)
Total increase (decrease) in net assets	292,559	305,579	116,215	162,964	408,773	768,394
Net assets at beginning of period	998,716	693,137	815,005	652,041	2,964,998	2,196,604
Net assets at end of period	$1,291,275	$998,716	$931,220	$815,005	$3,373,771	$2,964,998

	2020	2019	2020	2019	2020	2019
Units, beginning of period	26,971	25,565	19,929	21,660	102,700	103,453
Units issued	5,521	2,537	1,013	2,086	7,563	5,568
Units redeemed	(5,028)	(1,131)	(604)	(3,817)	(5,934)	(6,321)
Units, end of period	27,464	26,971	20,338	19,929	104,329	102,700

See accompanying notes.

30 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Global Trust Series I		Global Trust Series NAV		Health Sciences Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,055	$1,772	$15,822	$26,562	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,055	1,772	15,822	26,562	-	-
Realized gains (losses) on investments:
Capital gain distributions received	739	2,833	10,644	43,790	32,432	29,182
Net realized gain (loss)	(1,300)	(125)	(13,891)	(4,808)	3,819	(22,390)
Realized gains (losses)	(561)	2,708	(3,247)	38,982	36,251	6,792
Unrealized appreciation (depreciation) during the period	4,127	7,126	61,449	114,874	39,510	69,099
Net increase (decrease) in net assets from operations	4,621	11,606	74,024	180,418	75,761	75,891
Changes from principal transactions:
Purchase payments	1,885	1,885	88,139	108,834	2,118	2,553
Transfers between sub-accounts and the company	(3,670)	3,180	1,149	(22,390)	(5,250)	(118,218)
Transfers on general account policy loans	4,141	4,236	(3,290)	(1,304)	(1,341)	3,544
Withdrawals	40	(131)	(49,950)	(91,353)	(1,309)	(3,610)
Annual contract fee	(3,832)	(3,647)	(56,095)	(63,696)	(11,443)	(13,720)
Net increase (decrease) in net assets from principal transactions	(1,436)	5,523	(20,047)	(69,909)	(17,225)	(129,451)
Total increase (decrease) in net assets	3,185	17,129	53,977	110,509	58,536	(53,560)
Net assets at beginning of period	86,233	69,104	1,255,418	1,144,909	288,998	342,558
Net assets at end of period	$89,418	$86,233	$1,309,395	$1,255,418	$347,534	$288,998

	2020	2019	2020	2019	2020	2019
Units, beginning of period	3,777	3,513	60,071	63,581	2,514	3,834
Units issued	285	419	4,834	12,690	20	121
Units redeemed	(388)	(155)	(6,190)	(16,200)	(157)	(1,441)
Units, end of period	3,674	3,777	58,715	60,071	2,377	2,514

See accompanying notes.

31 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series I		High Yield Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$19,082	$17,227	$218,914	$187,129
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	19,082	17,227	218,914	187,129
Realized gains (losses) on investments:
Capital gain distributions received	412,010	228,802	-	-	(2)	(11)
Net realized gain (loss)	(2,607)	(93,798)	(4,165)	(11,692)	(33,179)	(41,389)
Realized gains (losses)	409,403	135,004	(4,165)	(11,692)	(33,181)	(41,400)
Unrealized appreciation (depreciation) during the period	566,306	635,511	2,383	42,833	7,044	330,261
Net increase (decrease) in net assets from operations	975,709	770,515	17,300	48,368	192,777	475,990
Changes from principal transactions:
Purchase payments	229,453	235,014	9,159	8,952	83,721	136,801
Transfers between sub-accounts and the company	190,687	122,862	4,124	(60,927)	(3,945)	39,698
Transfers on general account policy loans	14,765	(9,569)	(1,331)	(2,454)	(7,252)	(562)
Withdrawals	(171,894)	(35,634)	(5,811)	(3,030)	(63,512)	(23,830)
Annual contract fee	(213,175)	(190,014)	(7,015)	(8,752)	(67,299)	(71,013)
Net increase (decrease) in net assets from principal transactions	49,836	122,659	(874)	(66,211)	(58,287)	81,094
Total increase (decrease) in net assets	1,025,545	893,174	16,426	(17,843)	134,490	557,084
Net assets at beginning of period	3,524,680	2,631,506	305,949	323,792	3,502,513	2,945,429
Net assets at end of period	$4,550,225	$3,524,680	$322,375	$305,949	$3,637,003	$3,502,513

	2020	2019	2020	2019	2020	2019
Units, beginning of period	39,249	37,703	10,655	13,044	128,389	125,229
Units issued	4,639	5,540	515	328	7,723	13,094
Units redeemed	(4,074)	(3,994)	(560)	(2,717)	(10,064)	(9,934)
Units, end of period	39,814	39,249	10,610	10,655	126,048	128,389

See accompanying notes.

32 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	International Equity Index Series I		International Equity Index Series NAV		International Small Company Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$5,359	$4,769	$148,700	$102,790	$544	$655
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	5,359	4,769	148,700	102,790	544	655
Realized gains (losses) on investments:
Capital gain distributions received	2,107	(4)	57,366	5	898	1,312
Net realized gain (loss)	2,500	467	25,567	14,492	98	781
Realized gains (losses)	4,607	463	82,933	14,497	996	2,093
Unrealized appreciation (depreciation) during the period	12,491	30,518	605,419	619,549	844	3,278
Net increase (decrease) in net assets from operations	22,457	35,750	837,052	736,836	2,384	6,026
Changes from principal transactions:
Purchase payments	4,595	3,636	241,073	204,542	1,334	1,834
Transfers between sub-accounts and the company	4,766	22,381	1,109,285	785,563	(1,144)	(5,581)
Transfers on general account policy loans	(2,696)	8,784	(9,878)	39,034	1,022	(4,514)
Withdrawals	(11,312)	79	(80,114)	(13,331)	4	4
Annual contract fee	(5,393)	(4,451)	(157,742)	(131,250)	(1,646)	(1,681)
Net increase (decrease) in net assets from principal transactions	(10,040)	30,429	1,102,624	884,558	(430)	(9,938)
Total increase (decrease) in net assets	12,417	66,179	1,939,676	1,621,394	1,954	(3,912)
Net assets at beginning of period	225,874	159,695	4,875,106	3,253,712	27,354	31,266
Net assets at end of period	$238,291	$225,874	$6,814,782	$4,875,106	$29,308	$27,354

	2020	2019	2020	2019	2020	2019
Units, beginning of period	14,950	12,829	82,078	66,525	1,362	1,909
Units issued	554	2,362	30,260	20,864	131	121
Units redeemed	(1,249)	(241)	(8,748)	(5,311)	(146)	(668)
Units, end of period	14,255	14,950	103,590	82,078	1,347	1,362

See accompanying notes.

33 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	International Small Company Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$31,061	$32,080	$4,285	$4,477	$13,428	$13,655
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	31,061	32,080	4,285	4,477	13,428	13,655
Realized gains (losses) on investments:
Capital gain distributions received	50,111	57,539	101	-	312	-
Net realized gain (loss)	5,529	11,155	1,181	(140)	1,394	(858)
Realized gains (losses)	55,640	68,694	1,282	(140)	1,706	(858)
Unrealized appreciation (depreciation) during the period	61,427	177,382	10,429	13,297	34,694	30,460
Net increase (decrease) in net assets from operations	148,128	278,156	15,996	17,634	49,828	43,257
Changes from principal transactions:
Purchase payments	65,001	75,221	8,599	8,857	36,580	39,745
Transfers between sub-accounts and the company	13,209	34,450	9,647	(42,136)	23,768	50,152
Transfers on general account policy loans	(3,814)	2,480	83	105	157,697	(3,107)
Withdrawals	(9,800)	(4,891)	(12,031)	(5,407)	(154,341)	(7)
Annual contract fee	(45,322)	(44,904)	(6,275)	(6,515)	(24,429)	(22,925)
Net increase (decrease) in net assets from principal transactions	19,274	62,356	23	(45,096)	39,275	63,858
Total increase (decrease) in net assets	167,402	340,512	16,019	(27,462)	89,103	107,115
Net assets at beginning of period	1,522,232	1,181,720	164,777	192,239	541,689	434,574
Net assets at end of period	$1,689,634	$1,522,232	$180,796	$164,777	$630,792	$541,689

	2020	2019	2020	2019	2020	2019
Units, beginning of period	75,393	71,816	6,085	7,764	28,789	25,256
Units issued	9,673	8,092	656	324	14,998	4,955
Units redeemed	(7,876)	(4,515)	(637)	(2,003)	(13,158)	(1,422)
Units, end of period	77,190	75,393	6,104	6,085	30,629	28,789

See accompanying notes.

34 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$36,494	$24,883	$95,056	$68,629	$5,931	$4,433
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	36,494	24,883	95,056	68,629	5,931	4,433
Realized gains (losses) on investments:
Capital gain distributions received	123,072	21,756	126,356	93,476	4,324	3,716
Net realized gain (loss)	3,697	1,398	29,288	7,008	2,394	(788)
Realized gains (losses)	126,769	23,154	155,644	100,484	6,718	2,928
Unrealized appreciation (depreciation) during the period	73,234	90,429	196,988	310,747	9,468	14,909
Net increase (decrease) in net assets from operations	236,497	138,466	447,688	479,860	22,117	22,270
Changes from principal transactions:
Purchase payments	2,990	3,152	370,102	331,140	17,857	11,880
Transfers between sub-accounts and the company	1,177	1,269,164	15,006	573,015	(12,317)	32,562
Transfers on general account policy loans	-	-	(19,432)	6,456	-	(37,826)
Withdrawals	(31)	48	(73,654)	(8,855)	(4)	(1)
Annual contract fee	(33,306)	(15,240)	(310,667)	(265,996)	(16,076)	(14,280)
Net increase (decrease) in net assets from principal transactions	(29,170)	1,257,124	(18,645)	635,760	(10,540)	(7,665)
Total increase (decrease) in net assets	207,327	1,395,590	429,043	1,115,620	11,577	14,605
Net assets at beginning of period	1,718,405	322,815	3,547,641	2,432,021	202,836	188,231
Net assets at end of period	$1,925,732	$1,718,405	$3,976,684	$3,547,641	$214,413	$202,836

	2020	2019	2020	2019	2020	2019
Units, beginning of period	104,431	24,947	245,885	198,716	15,512	16,198
Units issued	237	80,532	16,495	57,943	2,803	3,312
Units redeemed	(2,108)	(1,048)	(17,773)	(10,774)	(3,516)	(3,998)
Units, end of period	102,560	104,431	244,607	245,885	14,799	15,512

See accompanying notes.

35 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$568,273	$384,304	$44,869	$30,333	$-	$2,080
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	568,273	384,304	44,869	30,333	-	2,080
Realized gains (losses) on investments:
Capital gain distributions received	1,208,561	897,753	51,574	33,211	16,411	52,655
Net realized gain (loss)	77,251	64,219	4,887	2,933	(48,102)	(8,337)
Realized gains (losses)	1,285,812	961,972	56,461	36,144	(31,691)	44,318
Unrealized appreciation (depreciation) during the period	1,144,188	2,263,994	92,134	126,849	152,245	106,612
Net increase (decrease) in net assets from operations	2,998,273	3,610,270	193,464	193,326	120,554	153,010
Changes from principal transactions:
Purchase payments	1,656,701	1,515,611	148,284	111,446	24,434	42,991
Transfers between sub-accounts and the company	289,489	1,760,618	44,167	236,056	(22,167)	(2,602)
Transfers on general account policy loans	(27,642)	(40,487)	601	(24)	(44)	(426)
Withdrawals	(164,586)	(174,182)	(1,915)	7	(84,147)	108
Annual contract fee	(1,232,239)	(1,107,528)	(126,803)	(107,085)	(24,147)	(26,287)
Net increase (decrease) in net assets from principal transactions	521,723	1,954,032	64,334	240,400	(106,071)	13,784
Total increase (decrease) in net assets	3,519,996	5,564,302	257,798	433,726	14,483	166,794
Net assets at beginning of period	21,573,145	16,008,843	1,536,225	1,102,499	685,999	519,205
Net assets at end of period	$25,093,141	$21,573,145	$1,794,023	$1,536,225	$700,482	$685,999

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,403,896	1,266,011	110,070	91,588	5,416	5,282
Units issued	95,195	196,753	11,010	24,771	972	554
Units redeemed	(62,048)	(58,868)	(6,538)	(6,289)	(1,691)	(420)
Units, end of period	1,437,043	1,403,896	114,542	110,070	4,697	5,416

See accompanying notes.

36 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	M International Equity		M Large Cap Growth		M Large Cap Value
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$13,718	$19,813	$-	$-	$20,610	$16,516
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	13,718	19,813	-	-	20,610	16,516
Realized gains (losses) on investments:
Capital gain distributions received	-	-	131,316	60,682	11,307	30,768
Net realized gain (loss)	(67)	(312)	102,703	20,182	(5,881)	(491)
Realized gains (losses)	(67)	(312)	234,019	80,864	5,426	30,277
Unrealized appreciation (depreciation) during the period	88,901	104,732	34,179	208,085	(29,427)	123,739
Net increase (decrease) in net assets from operations	102,552	124,233	268,198	288,949	(3,391)	170,532
Changes from principal transactions:
Purchase payments	45,085	52,629	36,298	66,992	46,557	60,119
Transfers between sub-accounts and the company	73,667	19,940	(138,354)	(48,484)	144,211	29,078
Transfers on general account policy loans	(44)	(421)	-	-	(43)	(412)
Withdrawals	(165)	72	(129)	185	(144)	98
Annual contract fee	(22,973)	(19,925)	(47,362)	(53,528)	(32,100)	(29,441)
Net increase (decrease) in net assets from principal transactions	95,570	52,295	(149,547)	(34,835)	158,481	59,442
Total increase (decrease) in net assets	198,122	176,528	118,651	254,114	155,090	229,974
Net assets at beginning of period	755,531	579,003	1,063,822	809,708	992,389	762,415
Net assets at end of period	$953,653	$755,531	$1,182,473	$1,063,822	$1,147,479	$992,389

	2020	2019	2020	2019	2020	2019
Units, beginning of period	20,085	18,520	11,204	11,605	31,090	29,025
Units issued	4,495	2,362	2,105	953	7,318	3,119
Units redeemed	(1,300)	(797)	(3,647)	(1,354)	(1,285)	(1,054)
Units, end of period	23,280	20,085	9,662	11,204	37,123	31,090

See accompanying notes.

37 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV		Managed Volatility Balanced Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$9,595	$8,824	$262,631	$249,475	$24,470	$25,311
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	9,595	8,824	262,631	249,475	24,470	25,311
Realized gains (losses) on investments:
Capital gain distributions received	7,535	62,532	202,687	1,733,511	64,209	152,000
Net realized gain (loss)	2,693	3,366	65,959	193,084	(14,322)	(52,298)
Realized gains (losses)	10,228	65,898	268,646	1,926,595	49,887	99,702
Unrealized appreciation (depreciation) during the period	(54,479)	42,038	(1,432,787)	1,040,846	(54,504)	411,565
Net increase (decrease) in net assets from operations	(34,656)	116,760	(901,510)	3,216,916	19,853	536,578
Changes from principal transactions:
Purchase payments	37,577	53,650	1,238,556	1,283,709	13,517	13,518
Transfers between sub-accounts and the company	-	-	(430,626)	108,245	1,282	(865)
Transfers on general account policy loans	27	8	(17,682)	(79,287)	(26)	17,318
Withdrawals	66	(89)	(180,923)	(249,534)	(302,194)	(3,927,078)
Annual contract fee	(16,209)	(15,689)	(640,486)	(641,139)	(25,723)	(118,374)
Net increase (decrease) in net assets from principal transactions	21,461	37,880	(31,161)	421,994	(313,144)	(4,015,481)
Total increase (decrease) in net assets	(13,195)	154,640	(932,671)	3,638,910	(293,291)	(3,478,903)
Net assets at beginning of period	694,950	540,310	18,920,540	15,281,630	1,262,736	4,741,639
Net assets at end of period	$681,755	$694,950	$17,987,869	$18,920,540	$969,445	$1,262,736

	2020	2019	2020	2019	2020	2019
Units, beginning of period	26,103	24,513	775,419	756,691	41,200	182,235
Units issued	1,272	2,021	56,142	61,469	405	735
Units redeemed	(489)	(431)	(57,185)	(42,741)	(10,522)	(141,770)
Units, end of period	26,886	26,103	774,376	775,419	31,083	41,200

See accompanying notes.

38 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,130,111	$873,410	$2,412	$1,838	$245,968	$189,434
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,130,111	873,410	2,412	1,838	245,968	189,434
Realized gains (losses) on investments:
Capital gain distributions received	2,306,231	1,859,776	1,100	-	109,523	5
Net realized gain (loss)	(250,109)	(87,866)	(635)	(648)	(35,085)	(40,608)
Realized gains (losses)	2,056,122	1,771,910	465	(648)	74,438	(40,603)
Unrealized appreciation (depreciation) during the period	(2,307,902)	4,192,522	(228)	8,125	(52,500)	853,947
Net increase (decrease) in net assets from operations	878,331	6,837,842	2,649	9,315	267,906	1,002,778
Changes from principal transactions:
Purchase payments	3,186,947	3,366,863	-	-	185,106	249,896
Transfers between sub-accounts and the company	(14,598)	43,134	1,177	(721)	511,699	168,415
Transfers on general account policy loans	15,317	168,559	3,725	3,977	(6,734)	28,562
Withdrawals	(535,820)	(1,214,165)	35	36	(442,924)	(773,477)
Annual contract fee	(2,452,967)	(2,457,380)	(5,569)	(5,125)	(352,623)	(370,006)
Net increase (decrease) in net assets from principal transactions	198,879	(92,989)	(632)	(1,833)	(105,476)	(696,610)
Total increase (decrease) in net assets	1,077,210	6,744,853	2,017	7,482	162,430	306,168
Net assets at beginning of period	44,700,806	37,955,953	78,822	71,340	7,989,684	7,683,516
Net assets at end of period	$45,778,016	$44,700,806	$80,839	$78,822	$8,152,114	$7,989,684

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,933,830	1,937,923	2,730	2,802	388,294	423,840
Units issued	120,061	147,070	196	140	35,866	19,331
Units redeemed	(107,837)	(151,163)	(218)	(212)	(41,119)	(54,877)
Units, end of period	1,946,054	1,933,830	2,708	2,730	383,041	388,294

See accompanying notes.

39 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$31,935	$26,935	$876,278	$716,120	$13,218	$10,581
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	31,935	26,935	876,278	716,120	13,218	10,581
Realized gains (losses) on investments:
Capital gain distributions received	87,946	102,241	2,354,618	2,948,537	22,848	18,295
Net realized gain (loss)	(27,155)	43,022	(139,619)	505,320	(633)	3,071
Realized gains (losses)	60,791	145,263	2,214,999	3,453,857	22,215	21,366
Unrealized appreciation (depreciation) during the period	(132,499)	96,629	(3,580,988)	2,797,030	(18,597)	45,180
Net increase (decrease) in net assets from operations	(39,773)	268,827	(489,711)	6,967,007	16,836	77,127
Changes from principal transactions:
Purchase payments	84,858	86,397	3,306,466	3,551,191	6,386	2,126
Transfers between sub-accounts and the company	(88,143)	654	(272,248)	(1,872,762)	10,162	-
Transfers on general account policy loans	30,037	(84,536)	(210,694)	1,084,791	(19,999)	(40,009)
Withdrawals	(25,490)	(23,809)	(733,722)	(1,052,946)	331	353
Annual contract fee	(48,216)	(52,214)	(2,170,701)	(2,243,165)	(24,410)	(19,284)
Net increase (decrease) in net assets from principal transactions	(46,954)	(73,508)	(80,899)	(532,891)	(27,530)	(56,814)
Total increase (decrease) in net assets	(86,727)	195,319	(570,610)	6,434,116	(10,694)	20,313
Net assets at beginning of period	1,625,636	1,430,317	41,937,817	35,503,701	517,297	496,984
Net assets at end of period	$1,538,909	$1,625,636	$41,367,207	$41,937,817	$506,603	$517,297

	2020	2019	2020	2019	2020	2019

Units, beginning of period	56,907	59,861	1,776,513	1,799,921	16,964	19,022
Units issued	9,392	7,259	118,164	259,115	525	46
Units redeemed	(11,652)	(10,213)	(118,034)	(282,523)	(1,409)	(2,104)
Units, end of period	54,647	56,907	1,776,643	1,776,513	16,080	16,964

See accompanying notes.

40 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$330,957	$251,984	$8,198	$6,220	$62,824	$43,340
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	330,957	251,984	8,198	6,220	62,824	43,340
Realized gains (losses) on investments:
Capital gain distributions received	553,757	425,297	54,460	46,649	405,353	297,242
Net realized gain (loss)	(80,430)	(87,494)	(4,683)	155	(15,065)	(23,415)
Realized gains (losses)	473,327	337,803	49,777	46,804	390,288	273,827
Unrealized appreciation (depreciation) during the period	(405,960)	1,160,457	8,618	68,098	168,580	467,202
Net increase (decrease) in net assets from operations	398,324	1,750,244	66,593	121,122	621,692	784,369
Changes from principal transactions:
Purchase payments	840,100	925,796	3,903	4,348	277,510	263,250
Transfers between sub-accounts and the company	(110,718)	(91,953)	6,208	(44,577)	41,626	(118,390)
Transfers on general account policy loans	(4,490)	(6,184)	16	7	(11,051)	123,711
Withdrawals	(152,199)	(177,833)	(41,198)	(3,118)	(107,920)	(30,601)
Annual contract fee	(589,989)	(619,889)	(17,717)	(19,076)	(189,037)	(188,619)
Net increase (decrease) in net assets from principal transactions	(17,296)	29,937	(48,788)	(62,416)	11,128	49,351
Total increase (decrease) in net assets	381,028	1,780,181	17,805	58,706	632,820	833,720
Net assets at beginning of period	12,114,638	10,334,457	548,253	489,547	3,904,763	3,071,043
Net assets at end of period	$12,495,666	$12,114,638	$566,058	$548,253	$4,537,583	$3,904,763

	2020	2019	2020	2019	2020	2019
Units, beginning of period	534,457	532,753	8,647	9,697	93,675	92,620
Units issued	32,009	38,769	269	137	15,695	17,820
Units redeemed	(32,654)	(37,065)	(1,030)	(1,187)	(13,265)	(16,765)
Units, end of period	533,812	534,457	7,886	8,647	96,105	93,675

See accompanying notes.

41 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$4,398	$2,876
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	-	-	4,398	2,876
Realized gains (losses) on investments:
Capital gain distributions received	88,874	73,205	398,351	338,739	6,245	33,258
Net realized gain (loss)	2,728	(1,858)	82,861	20,266	(2,439)	(570)
Realized gains (losses)	91,602	71,347	481,212	359,005	3,806	32,688
Unrealized appreciation (depreciation) during the period	232,351	56,909	1,028,039	261,764	18,613	8,864
Net increase (decrease) in net assets from operations	323,953	128,256	1,509,251	620,769	26,817	44,428
Changes from principal transactions:
Purchase payments	23,400	20,952	180,697	151,516	5,430	5,523
Transfers between sub-accounts and the company	(13,797)	(674)	(187,671)	60,749	(1,099)	5,455
Transfers on general account policy loans	(30)	9,658	(154)	(591)	85	(462)
Withdrawals	(2,142)	(531)	(101,064)	(94,395)	(1,976)	37
Annual contract fee	(28,060)	(24,774)	(134,836)	(113,465)	(5,917)	(5,966)
Net increase (decrease) in net assets from principal transactions	(20,629)	4,631	(243,028)	3,814	(3,477)	4,587
Total increase (decrease) in net assets	303,324	132,887	1,266,223	624,583	23,340	49,015
Net assets at beginning of period	503,545	370,658	2,439,067	1,814,484	273,582	224,567
Net assets at end of period	$806,869	$503,545	$3,705,290	$2,439,067	$296,922	$273,582

	2020	2019	2020	2019	2020	2019
Units, beginning of period	8,431	8,349	18,718	18,747	7,402	7,263
Units issued	268	486	1,395	2,404	331	342
Units redeemed	(531)	(404)	(2,929)	(2,433)	(403)	(203)
Units, end of period	8,168	8,431	17,184	18,718	7,330	7,402

See accompanying notes.

42 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$21,087	$14,775	$6,606	$41,313	$33,350	$111,370
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	21,087	14,775	6,606	41,313	33,350	111,370
Realized gains (losses) on investments:
Capital gain distributions received	29,134	162,455	-	-	2	1
Net realized gain (loss)	(82,447)	(20,715)	-	-	-	-
Realized gains (losses)	(53,313)	141,740	-	-	2	1
Unrealized appreciation (depreciation) during the period	153,379	59,219	(1)	(1)	1	-
Net increase (decrease) in net assets from operations	121,153	215,734	6,605	41,312	33,353	111,371
Changes from principal transactions:
Purchase payments	84,681	90,221	11,444	27,188	3,487,668	13,086,236
Transfers between sub-accounts and the company	(16,913)	(899)	3,532	1,617	(7,372,295)	(7,817,350)
Transfers on general account policy loans	(75)	1,077	(5,307)	(6,637)	(3,396)	17,500
Withdrawals	(54,272)	(18,744)	(16,239)	(4,748)	(1,311,091)	234,402
Annual contract fee	(57,402)	(59,441)	(60,980)	(77,310)	(352,963)	(397,236)
Net increase (decrease) in net assets from principal transactions	(43,981)	12,214	(67,550)	(59,890)	(5,552,077)	5,123,552
Total increase (decrease) in net assets	77,172	227,948	(60,945)	(18,578)	(5,518,724)	5,234,923
Net assets at beginning of period	1,329,385	1,101,437	2,145,153	2,163,731	10,179,028	4,944,105
Net assets at end of period	$1,406,557	$1,329,385	$2,084,208	$2,145,153	$4,660,304	$10,179,028

	2020	2019	2020	2019	2020	2019
Units, beginning of period	23,361	23,127	152,943	157,256	975,555	482,975
Units issued	2,621	2,278	957	1,363	663,497	1,268,971
Units redeemed	(3,455)	(2,044)	(5,763)	(5,676)	(1,194,164)	(776,391)
Units, end of period	22,527	23,361	148,137	152,943	444,888	975,555

See accompanying notes.

43 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series NAV		PIMCO All Asset
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$6,452	$13,120	$47,027	$69,889	$23,339	$12,725
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	6,452	13,120	47,027	69,889	23,339	12,725
Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	4	(1)	-
Net realized gain (loss)	195	(5,441)	(2,100)	(3,234)	(2,053)	310
Realized gains (losses)	195	(5,441)	(2,100)	(3,230)	(2,054)	310
Unrealized appreciation (depreciation) during the period	14,628	4,691	107,170	1,550	20,279	38,088
Net increase (decrease) in net assets from operations	21,275	12,370	152,097	68,209	41,564	51,123
Changes from principal transactions:
Purchase payments	1,834	1,834	76,595	77,630	40,500	44,303
Transfers between sub-accounts and the company	74	(52,564)	(40,408)	(21,630)	4,786	(13,553)
Transfers on general account policy loans	(7)	(126)	539	1,397	(7,771)	28,442
Withdrawals	91	(7,095)	(12,833)	(14,208)	(5,364)	(810)
Annual contract fee	(2,841)	(4,303)	(39,664)	(41,108)	(11,509)	(12,899)
Net increase (decrease) in net assets from principal transactions	(849)	(62,254)	(15,771)	2,081	20,642	45,483
Total increase (decrease) in net assets	20,426	(49,884)	136,326	70,290	62,206	96,606
Net assets at beginning of period	156,382	206,266	1,137,304	1,067,014	526,495	429,889
Net assets at end of period	$176,808	$156,382	$1,273,630	$1,137,304	$588,701	$526,495

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,425	9,016	32,644	32,577	27,331	24,870
Units issued	165	130	3,516	4,412	2,148	4,645
Units redeemed	(206)	(2,721)	(4,065)	(4,345)	(1,113)	(2,184)
Units, end of period	6,384	6,425	32,095	32,644	28,366	27,331

See accompanying notes.

44 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Science & Technology Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,259	$4,075	$37,373	$38,706	$-	$440
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	3,259	4,075	37,373	38,706	-	440
Realized gains (losses) on investments:
Capital gain distributions received	19,397	1,550	217,185	14,434	47,162	68,399
Net realized gain (loss)	1,052	8,811	32,650	78,715	4,979	10,384
Realized gains (losses)	20,449	10,361	249,835	93,149	52,141	78,783
Unrealized appreciation (depreciation) during the period	(34,033)	33,332	(383,555)	307,686	155,014	36,916
Net increase (decrease) in net assets from operations	(10,325)	47,768	(96,347)	439,541	207,155	116,139
Changes from principal transactions:
Purchase payments	7,840	11,863	99,774	101,211	10,154	8,627
Transfers between sub-accounts and the company	1,015	(26,724)	67,184	(42,631)	(1,935)	(42,092)
Transfers on general account policy loans	(518)	(1,484)	(11,825)	33,773	(261)	228
Withdrawals	(508)	(6,704)	(41,092)	(46,534)	(3,763)	(741)
Annual contract fee	(10,608)	(12,821)	(67,143)	(74,442)	(30,092)	(26,202)
Net increase (decrease) in net assets from principal transactions	(2,779)	(35,870)	46,898	(28,623)	(25,897)	(60,180)
Total increase (decrease) in net assets	(13,104)	11,898	(49,449)	410,918	181,258	55,959
Net assets at beginning of period	178,676	166,778	1,915,727	1,504,809	377,165	321,206
Net assets at end of period	$165,572	$178,676	$1,866,278	$1,915,727	$558,423	$377,165

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,444	2,952	9,440	9,600	10,458	12,296
Units issued	115	139	1,058	922	247	176
Units redeemed	(159)	(647)	(758)	(1,082)	(872)	(2,014)
Units, end of period	2,400	2,444	9,740	9,440	9,833	10,458

See accompanying notes.

45 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series NAV		Select Bond Trust Series I		Select Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$7,229	$1,209	$610	$42,748	$34,441
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	7,229	1,209	610	42,748	34,441
Realized gains (losses) on investments:
Capital gain distributions received	599,973	717,015	-	-	1	(1)
Net realized gain (loss)	173,604	70,712	52	-	5,492	(454)
Realized gains (losses)	773,577	787,727	52	-	5,493	(455)
Unrealized appreciation (depreciation) during the period	1,908,105	462,623	1,834	1,321	70,945	74,528
Net increase (decrease) in net assets from operations	2,681,682	1,257,579	3,095	1,931	119,186	108,514
Changes from principal transactions:
Purchase payments	262,705	247,908	883	879	63,646	60,456
Transfers between sub-accounts and the company	(60,442)	331,469	14,226	-	36,120	34,030
Transfers on general account policy loans	44,282	(35,257)	-	-	(367)	(511)
Withdrawals	(174,531)	(44,559)	-	-	(60,467)	(21,766)
Annual contract fee	(276,628)	(226,631)	(929)	(630)	(55,772)	(55,560)
Net increase (decrease) in net assets from principal transactions	(204,614)	272,930	14,180	249	(16,840)	16,649
Total increase (decrease) in net assets	2,477,068	1,530,509	17,275	2,180	102,346	125,163
Net assets at beginning of period	4,763,319	3,232,810	23,756	21,576	1,315,070	1,189,907
Net assets at end of period	$7,240,387	$4,763,319	$41,031	$23,756	$1,417,416	$1,315,070

	2020	2019	2020	2019	2020	2019
Units, beginning of period	79,005	74,042	1,833	1,814	101,083	99,701
Units issued	5,877	11,772	1,135	68	10,127	9,754
Units redeemed	(8,671)	(6,809)	(66)	(49)	(11,381)	(8,372)
Units, end of period	76,211	79,005	2,902	1,833	99,829	101,083

See accompanying notes.

46 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series		Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,519	$2,863	$12,548	$10,576	$2,471	$1,717
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	2,519	2,863	12,548	10,576	2,471	1,717
Realized gains (losses) on investments:
Capital gain distributions received	(1)	-	1	-	12,827	16,026
Net realized gain (loss)	187	(3,993)	(207)	(1,417)	1,177	610
Realized gains (losses)	186	(3,993)	(206)	(1,417)	14,004	16,636
Unrealized appreciation (depreciation) during the period	2,546	9,894	11,613	11,740	19,456	18,911
Net increase (decrease) in net assets from operations	5,251	8,764	23,955	20,899	35,931	37,264
Changes from principal transactions:
Purchase payments	3,998	7,233	31,555	32,277	3,348	3,798
Transfers between sub-accounts and the company	(22)	(57,336)	94,277	4,529	45	2,968
Transfers on general account policy loans	125	100	(1,941)	(1,004)	23	14
Withdrawals	42	(113,949)	(11,002)	(10,991)	(5,324)	25
Annual contract fee	(10,888)	(17,741)	(36,549)	(37,781)	(5,618)	(5,498)
Net increase (decrease) in net assets from principal transactions	(6,745)	(181,693)	76,340	(12,970)	(7,526)	1,307
Total increase (decrease) in net assets	(1,494)	(172,929)	100,295	7,929	28,405	38,571
Net assets at beginning of period	147,836	320,765	619,285	611,356	186,624	148,053
Net assets at end of period	$146,342	$147,836	$719,580	$619,285	$215,029	$186,624

	2020	2019	2020	2019	2020	2019
Units, beginning of period	13,114	29,416	54,660	55,814	3,923	3,892
Units issued	357	660	30,086	2,930	134	121
Units redeemed	(940)	(16,962)	(23,468)	(4,084)	(267)	(90)
Units, end of period	12,531	13,114	61,278	54,660	3,790	3,923

See accompanying notes.

47 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$42,162	$23,065	$792	$546	$9,240	$4,008
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	42,162	23,065	792	546	9,240	4,008
Realized gains (losses) on investments:
Capital gain distributions received	211,856	203,014	6,545	11,585	71,591	74,219
Net realized gain (loss)	(5,177)	(9,093)	(5,906)	(8,124)	(57,728)	(13,999)
Realized gains (losses)	206,679	193,921	639	3,461	13,863	60,220
Unrealized appreciation (depreciation) during the period	510,229	266,369	9,592	24,089	201,670	128,105
Net increase (decrease) in net assets from operations	759,070	483,355	11,023	28,096	224,773	192,333
Changes from principal transactions:
Purchase payments	153,185	138,772	5,227	5,369	51,309	53,743
Transfers between sub-accounts and the company	506,568	(92,965)	3	(19,069)	301,396	48,813
Transfers on general account policy loans	(10,819)	107,995	210	35	(2,720)	(1,925)
Withdrawals	(46,381)	(7,072)	(6,956)	-	(34,675)	(8,519)
Annual contract fee	(127,004)	(118,591)	(4,546)	(5,529)	(30,694)	(29,749)
Net increase (decrease) in net assets from principal transactions	475,549	28,139	(6,062)	(19,194)	284,616	62,363
Total increase (decrease) in net assets	1,234,619	511,494	4,961	8,902	509,389	254,696
Net assets at beginning of period	2,435,811	1,924,317	126,947	118,045	985,692	730,996
Net assets at end of period	$3,670,430	$2,435,811	$131,908	$126,947	$1,495,081	$985,692

	2020	2019	2020	2019	2020	2019
Units, beginning of period	64,021	63,256	2,364	2,759	37,165	34,617
Units issued	24,688	13,396	110	97	20,664	5,519
Units redeemed	(7,860)	(12,631)	(239)	(492)	(6,546)	(2,971)
Units, end of period	80,849	64,021	2,235	2,364	51,283	37,165

See accompanying notes.

48 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$232	$340
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	-	-	232	340
Realized gains (losses) on investments:
Capital gain distributions received	5,439	11,893	271,724	482,488	2,573	4,917
Net realized gain (loss)	790	44	(34,278)	(17,656)	(389)	(7,897)
Realized gains (losses)	6,229	11,937	237,446	464,832	2,184	(2,980)
Unrealized appreciation (depreciation) during the period	13,146	350	756,507	20,733	(4,540)	16,159
Net increase (decrease) in net assets from operations	19,375	12,287	993,953	485,565	(2,124)	13,519
Changes from principal transactions:
Purchase payments	659	849	147,076	140,199	-	-
Transfers between sub-accounts and the company	(9,347)	(989)	31,241	186,511	-	(44,622)
Transfers on general account policy loans	-	-	(3,379)	(3,416)	-	-
Withdrawals	(49)	8	(36,636)	(19,539)	7	(2,868)
Annual contract fee	(614)	(876)	(99,261)	(84,930)	(939)	(2,184)
Net increase (decrease) in net assets from principal transactions	(9,351)	(1,008)	39,041	218,825	(932)	(49,674)
Total increase (decrease) in net assets	10,024	11,279	1,032,994	704,390	(3,056)	(36,155)
Net assets at beginning of period	43,745	32,466	1,925,858	1,221,468	28,636	64,791
Net assets at end of period	$53,769	$43,745	$2,958,852	$1,925,858	$25,580	$28,636

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,026	1,051	37,980	33,266	838	2,399
Units issued	14	22	3,694	7,089	-	-
Units redeemed	(208)	(47)	(3,189)	(2,375)	(36)	(1,561)
Units, end of period	832	1,026	38,485	37,980	802	838

See accompanying notes.

49 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$21,546	$12,812	$265	$806	$2,682	$7,390
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	21,546	12,812	265	806	2,682	7,390
Realized gains (losses) on investments:
Capital gain distributions received	228,416	140,290	6,076	45,215	52,826	390,469
Net realized gain (loss)	(92,690)	(94,908)	(15,008)	(1,976)	(72,646)	(53,323)
Realized gains (losses)	135,726	45,382	(8,932)	43,239	(19,820)	337,146
Unrealized appreciation (depreciation) during the period	(248,140)	412,282	17,831	(23,737)	111,767	(169,039)
Net increase (decrease) in net assets from operations	(90,868)	470,476	9,164	20,308	94,629	175,497
Changes from principal transactions:
Purchase payments	113,482	103,018	4,669	4,384	42,574	47,652
Transfers between sub-accounts and the company	137,834	(117,895)	643	(23)	12,313	29,681
Transfers on general account policy loans	(2,075)	2,110	407	618	-	(200)
Withdrawals	(21,027)	(11,562)	(5,240)	(477)	(12,811)	(59,724)
Annual contract fee	(68,044)	(74,487)	(4,164)	(4,523)	(31,748)	(34,085)
Net increase (decrease) in net assets from principal transactions	160,170	(98,816)	(3,685)	(21)	10,328	(16,676)
Total increase (decrease) in net assets	69,302	371,660	5,479	20,287	104,957	158,821
Net assets at beginning of period	2,183,857	1,812,197	100,138	79,851	840,342	681,521
Net assets at end of period	$2,253,159	$2,183,857	$105,617	$100,138	$945,299	$840,342

	2020	2019	2020	2019	2020	2019
Units, beginning of period	22,659	23,808	1,649	1,651	24,135	24,594
Units issued	4,598	1,719	202	71	2,758	2,204
Units redeemed	(2,205)	(2,868)	(259)	(73)	(2,043)	(2,663)
Units, end of period	25,052	22,659	1,592	1,649	24,850	24,135

See accompanying notes.

50 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,758	$5,828	$40,151	$61,531	$30,386	$20,450
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	3,758	5,828	40,151	61,531	30,386	20,450
Realized gains (losses) on investments:
Capital gain distributions received	1	-	(1)	(1)	(5)	3
Net realized gain (loss)	45	(32)	205	(1,300)	4,655	(1,986)
Realized gains (losses)	46	(32)	204	(1,301)	4,650	(1,983)
Unrealized appreciation (depreciation) during the period	14,596	13,521	149,808	151,383	36,686	48,503
Net increase (decrease) in net assets from operations	18,400	19,317	190,163	211,613	71,722	66,970
Changes from principal transactions:
Purchase payments	5,955	5,549	143,781	167,393	49,927	58,992
Transfers between sub-accounts and the company	4,163	625	34,054	113,350	418,447	56,353
Transfers on general account policy loans	3,465	38,826	25,914	28,150	3,427	44,336
Withdrawals	35	(2,416)	(87,145)	(42,215)	(14,463)	(14,634)
Annual contract fee	(10,492)	(10,082)	(95,745)	(94,407)	(56,087)	(49,979)
Net increase (decrease) in net assets from principal transactions	3,126	32,502	20,859	172,271	401,251	95,068
Total increase (decrease) in net assets	21,526	51,819	211,022	383,884	472,973	162,038
Net assets at beginning of period	219,057	167,238	2,228,360	1,844,476	899,172	737,134
Net assets at end of period	$240,583	$219,057	$2,439,382	$2,228,360	$1,372,145	$899,172

	2020	2019	2020	2019	2020	2019
Units, beginning of period	7,168	6,070	98,053	90,088	33,180	29,458
Units issued	461	1,500	11,936	14,745	17,796	7,114
Units redeemed	(379)	(402)	(11,148)	(6,780)	(3,824)	(3,392)
Units, end of period	7,250	7,168	98,841	98,053	47,152	33,180

See accompanying notes.

51 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$4,462	$4,273	$136,618	$84,277	$11,539	$8,376
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	4,462	4,273	136,618	84,277	11,539	8,376
Realized gains (losses) on investments:
Capital gain distributions received	22,255	20,825	663,900	343,847	-	-
Net realized gain (loss)	9,133	7,055	140,375	109,705	(142)	(173)
Realized gains (losses)	31,388	27,880	804,275	453,552	(142)	(173)
Unrealized appreciation (depreciation) during the period	14,064	35,905	736,994	748,325	(2,389)	(4,766)
Net increase (decrease) in net assets from operations	49,914	68,058	1,677,887	1,286,154	9,008	3,437
Changes from principal transactions:
Purchase payments	2,328	2,367	289,005	285,151	-	-
Transfers between sub-accounts and the company	6,135	(70,844)	1,521,129	151,735	-	613,202
Transfers on general account policy loans	(783)	24,424	(7,769)	(24,918)	-	-
Withdrawals	(43,754)	35	(202,077)	(35,546)	-	(2,517)
Annual contract fee	(10,485)	(12,093)	(204,121)	(173,962)	(28,674)	(7,409)
Net increase (decrease) in net assets from principal transactions	(46,559)	(56,111)	1,396,167	202,460	(28,674)	603,276
Total increase (decrease) in net assets	3,355	11,947	3,074,054	1,488,614	(19,666)	606,713
Net assets at beginning of period	257,168	245,221	5,755,000	4,266,386	628,513	21,800
Net assets at end of period	$260,523	$257,168	$8,829,054	$5,755,000	$608,847	$628,513

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,526	8,066	43,744	42,060	59,132	2,115
Units issued	252	814	15,058	4,752	-	59,796
Units redeemed	(1,335)	(2,354)	(3,569)	(3,068)	(2,679)	(2,779)
Units, end of period	5,443	6,526	55,233	43,744	56,453	59,132

See accompanying notes.

52 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV
	2020	2019
Income:
Dividend distributions received	$10,253	$9,060
Expenses:
Mortality and expense risk and administrative charges	-	-
Net investment income (loss)	10,253	9,060
Realized gains (losses) on investments:
Capital gain distributions received	-	-
Net realized gain (loss)	(189)	(267)
Realized gains (losses)	(189)	(267)
Unrealized appreciation (depreciation) during the period	(2,473)	4,016
Net increase (decrease) in net assets from operations	7,591	12,809
Changes from principal transactions:
Purchase payments	28,390	29,626
Transfers between sub-accounts and the company	61,918	121,480
Transfers on general account policy loans	(44)	24,643
Withdrawals	17	(1)
Annual contract fee	(20,036)	(16,203)
Net increase (decrease) in net assets from principal transactions	70,245	159,545
Total increase (decrease) in net assets	77,836	172,354
Net assets at beginning of period	493,635	321,281
Net assets at end of period	$571,471	$493,635

	2020	2019
Units, beginning of period	46,238	31,020
Units issued	19,190	17,841
Units redeemed	(12,752)	(2,623)
Units, end of period	52,676	46,238

See accompanying notes.

53 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1. Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 89 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (""MFC""), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

54 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2020.

55 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2020, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

56 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

●	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2020. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$360,995,490	-	-	360,995,490
NonAffiliated	$4,572,788	-	-	4,572,788
Total	$365,568,278	-	-	365,568,278

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2020.

57 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2020 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$6,291,096	$3,111,721
Active Bond Trust Series I	45,504	62,006
Active Bond Trust Series NAV	368,737	201,628
American Asset Allocation Trust Series I	1,605,373	1,153,127
American Global Growth Trust Series I	216,714	112,972
American Growth Trust Series I	1,155,500	511,960
American Growth-Income Trust Series I	1,008,422	350,259
American International Trust Series I	414,091	235,856
Blue Chip Growth Trust Series I	206,030	54,615
Blue Chip Growth Trust Series NAV	3,954,031	1,390,825
Capital Appreciation Trust Series I	164,642	72,583
Capital Appreciation Trust Series NAV	724,769	385,006
Capital Appreciation Value Trust Series I	0	621
Capital Appreciation Value Trust Series NAV	1,753,328	837,737
Core Bond Trust Series I	32,295	40,609
Core Bond Trust Series NAV	1,117,197	780,071
Disciplined Value International Trust Series I	26,937	9,572
Disciplined Value International Trust Series NAV	244,463	202,369
Emerging Markets Value Trust Series I	12,798	19,595
Emerging Markets Value Trust Series NAV	294,789	192,605
Equity Income Trust Series I	113,787	37,107
Equity Income Trust Series NAV	885,076	301,662
Financial Industries Trust Series I	15,722	2,964
Financial Industries Trust Series NAV	237,215	102,345
Fundamental All Cap Core Trust Series I	2,229	2,172
Fundamental All Cap Core Trust Series NAV	226,313	188,465
Fundamental Large Cap Value Trust Series I	60,636	23,560
Fundamental Large Cap Value Trust Series NAV	288,868	156,460
Global Trust Series I	7,945	7,588
Global Trust Series NAV	118,761	112,340
Health Sciences Trust Series I	34,266	19,060
Health Sciences Trust Series NAV	846,760	384,914
High Yield Trust Series I	33,721	15,512
High Yield Trust Series NAV	419,898	259,273
International Equity Index Series I	15,375	17,947
International Equity Index Series NAV	1,797,091	488,397
International Small Company Trust Series I	3,749	2,737
International Small Company Trust Series NAV	241,515	141,069
Investment Quality Bond Trust Series I	22,830	18,420
Investment Quality Bond Trust Series NAV	297,588	244,573
Lifestyle Aggressive Portfolio Series NAV	163,425	33,027
Lifestyle Balanced Portfolio Series NAV	465,386	262,617
Lifestyle Conservative Portfolio Series NAV	48,677	48,962
Lifestyle Growth Portfolio Series NAV	3,244,353	945,795
Lifestyle Moderate Portfolio Series NAV	253,475	92,698
M Capital Appreciation	110,369	200,031
M International Equity	156,297	47,009
M Large Cap Growth	355,652	373,884
M Large Cap Value	226,789	36,390

58 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Managed Volatility Aggressive Portfolio Series I	$50,012	$11,422
Managed Volatility Aggressive Portfolio Series NAV	1,643,274	1,209,117
Managed Volatility Balanced Portfolio Series I	100,878	325,343
Managed Volatility Balanced Portfolio Series NAV	5,990,004	2,354,782
Managed Volatility Conservative Portfolio Series I	9,111	6,231
Managed Volatility Conservative Portfolio Series NAV	1,088,231	838,214
Managed Volatility Growth Portfolio Series I	368,741	295,815
Managed Volatility Growth Portfolio Series NAV	5,728,593	2,578,597
Managed Volatility Moderate Portfolio Series I	50,824	42,289
Managed Volatility Moderate Portfolio Series NAV	1,587,245	719,827
Mid Cap Index Trust Series I	77,402	63,531
Mid Cap Index Trust Series NAV	998,168	518,862
Mid Cap Stock Trust Series I	106,910	38,666
Mid Cap Stock Trust Series NAV	616,547	461,223
Mid Value Trust Series I	21,218	14,054
Mid Value Trust Series NAV	180,701	174,458
Money Market Trust Series I	20,060	81,005
Money-Market Trust Series NAV	6,968,167	12,486,891
Opportunistic Fixed Income Trust Series I	10,888	5,285
Opportunistic Fixed Income Trust Series NAV	177,934	146,679
PIMCO All Asset	64,387	20,407
Real Estate Securities Trust Series I	30,006	10,129
Real Estate Securities Trust Series NAV	434,312	132,856
Science & Technology Trust Series I	56,862	35,598
Science & Technology Trust Series NAV	1,006,022	610,661
Select Bond Trust Series I	16,292	903
Select Bond Trust Series NAV	180,172	154,262
Short Term Government Income Trust Series I	6,667	10,894
Short Term Government Income Trust Series NAV	363,250	274,360
Small Cap Index Trust Series I	19,843	12,070
Small Cap Index Trust Series NAV	1,016,018	286,452
Small Cap Opportunities Trust Series I	12,227	10,953
Small Cap Opportunities Trust Series NAV	512,754	147,307
Small Cap Stock Trust Series I	6,093	10,006
Small Cap Stock Trust Series NAV	474,862	164,095
Small Cap Value Trust Series I	2,805	931
Small Cap Value Trust Series NAV	577,086	166,956
Small Company Value Trust Series I	17,302	14,647
Small Company Value Trust Series NAV	133,049	67,213
Strategic Income Opportunities Trust Series I	18,390	11,505
Strategic Income Opportunities Trust Series NAV	312,243	251,234
Total Bond Market Series Trust NAV	540,354	108,723
Total Stock Market Index Trust Series I	38,066	57,908
Total Stock Market Index Trust Series NAV	2,696,804	500,120
Ultra Short Term Bond Trust Series I	11,539	28,674
Ultra Short Term Bond Trust Series NAV	217,018	136,519

59 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2020	429	$ 86.62 to $ 54.15	$ 36,399	0.00 % to 0.00%	1.97%	18.14 % to 18.14%
	2019	400	73.32 to 45.84	28,644	0.00 to 0.00	1.81	31.16 to 31.16
	2018	381	55.90 to 34.95	20,776	0.00 to 0.00	1.42	-4.64 to -4.65
	2017	369	58.62 to 36.65	21,067	0.00 to 0.00	1.81	21.54 to 21.54
	2016	360	48.23 to 30.16	16,841	0.00 to 0.00	2.20	11.64 to 11.64

Active Bond Trust Series I(*)	2020	17	28.22 to 28.22	474	0.00 to 0.00	2.99	8.79 to 8.79
	2019	18	25.94 to 25.94	465	0.00 to 0.00	2.77	9.26 to 9.26
	2018	18	23.74 to 23.74	434	0.00 to 0.00	3.20	-0.60 to -0.60
	2017	18	23.89 to 23.89	435	0.00 to 0.00	4.01	4.84 to 4.84
	2016	13	22.78 to 22.78	287	0.00 to 0.00	3.29	4.34 to 4.34

Active Bond Trust Series NAV(*)	2020	22	92.17 to 92.17	2,012	0.00 to 0.00	3.08	8.73 to 8.73
	2019	21	84.77 to 84.77	1,750	0.00 to 0.00	2.91	9.29 to 9.29
	2018	18	77.56 to 77.56	1,404	0.00 to 0.00	3.38	-0.55 to -0.55
	2017	16	77.99 to 77.99	1,282	0.00 to 0.00	3.59	4.89 to 4.89
	2016	14	74.36 to 74.36	1,077	0.00 to 0.00	3.76	4.50 to 4.50

American Asset Allocation Trust Series I(*)	2020	322	24.97 to 24.97	8,049	0.00 to 0.00	1.40	12.02 to 12.02
	2019	347	22.29 to 22.29	7,731	0.00 to 0.00	1.50	20.78 to 20.78
	2018	303	18.46 to 18.46	5,591	0.00 to 0.00	1.85	-4.91 to -4.91
	2017	259	19.41 to 19.41	5,030	0.00 to 0.00	1.33	15.79 to 15.79
	2016	185	16.76 to 16.76	3,107	0.00 to 0.00	1.48	8.99 to 8.99

American Global Growth Trust Series I(*)	2020	30	32.61 to 32.61	984	0.00 to 0.00	0.07	29.96 to 29.96
	2019	29	25.09 to 25.09	725	0.00 to 0.00	0.68	34.71 to 34.71
	2018	24	18.63 to 18.63	453	0.00 to 0.00	0.73	-9.37 to -9.37
	2017	18	20.55 to 20.55	374	0.00 to 0.00	0.27	30.92 to 30.92
	2016	17	15.70 to 15.70	267	0.00 to 0.00	1.08	0.29 to 0.29

American Growth Trust Series I(*)	2020	104	92.82 to 61.65	6,852	0.00 to 0.00	0.09	51.52 to 51.52
	2019	105	61.26 to 40.69	4,611	0.00 to 0.00	0.85	30.30 to 30.30
	2018	103	47.01 to 31.23	3,478	0.00 to 0.00	0.39	-0.66 to -0.66
	2017	101	47.32 to 31.43	3,441	0.00 to 0.00	0.37	27.87 to 27.86
	2016	102	37.01 to 24.58	2,672	0.00 to 0.00	0.41	9.08 to 9.07

American Growth-Income Trust Series I(*)	2020	107	56.83 to 38.08	4,509	0.00 to 0.00	1.43	13.11 to 13.11
	2019	105	50.25 to 33.66	3,925	0.00 to 0.00	1.59	25.70 to 25.70
	2018	101	39.97 to 26.78	3,020	0.00 to 0.00	1.51	-2.18 to -2.18
	2017	95	40.87 to 27.38	2,932	0.00 to 0.00	1.10	22.03 to 22.03
	2016	95	33.49 to 22.44	2,394	0.00 to 0.00	1.60	11.10 to 11.10

American International Trust Series I(*)	2020	117	50.02 to 28.41	3,453	0.00 to 0.00	0.39	13.56 to 13.55
	2019	114	44.04 to 25.02	2,988	0.00 to 0.00	1.00	22.40 to 22.40
	2018	115	35.98 to 20.44	2,457	0.00 to 0.00	2.91	-13.46 to -13.46
	2017	94	41.58 to 23.62	2,325	0.00 to 0.00	0.99	31.65 to 31.65
	2016	83	31.58 to 17.94	1,603	0.00 to 0.00	1.00	3.12 to 3.12

Blue Chip Growth Trust Series I(*)	2020	23	64.62 to 64.62	1,475	0.00 to 0.00	0.00	34.30 to 34.30
	2019	23	48.11 to 48.11	1,127	0.00 to 0.00	0.00	29.79 to 29.79
	2018	25	37.07 to 37.07	930	0.00 to 0.00	0.02	1.97 to 1.97
	2017	25	36.35 to 36.35	902	0.00 to 0.00	0.07	36.28 to 36.28
	2016	27	26.67 to 26.67	722	0.00 to 0.00	0.01	0.81 to 0.81

Blue Chip Growth Trust Series NAV(*)	2020	56	332.65 to 332.65	18,636	0.00 to 0.00	0.00	34.40 to 34.40
	2019	55	247.50 to 247.50	13,528	0.00 to 0.00	0.01	29.83 to 29.83
	2018	50	190.64 to 190.64	9,553	0.00 to 0.00	0.06	2.03 to 2.03
	2017	44	186.84 to 186.84	8,271	0.00 to 0.00	0.11	36.34 to 36.34
	2016	52	137.04 to 137.04	7,175	0.00 to 0.00	0.06	0.85 to 0.85

Capital Appreciation Trust Series I(*)	2020	11	76.72 to 76.72	830	0.00 to 0.00	0.00	56.04 to 56.04
	2019	11	49.17 to 49.17	518	0.00 to 0.00	0.04	32.89 to 32.89
	2018	11	37.00 to 37.00	401	0.00 to 0.00	0.27	-0.80 to -0.80
	2017	11	37.30 to 37.30	417	0.00 to 0.00	0.06	36.53 to 36.53
	2016	12	27.32 to 27.32	323	0.00 to 0.00	0.00	-1.08 to -1.08

Capital Appreciation Trust Series NAV(*)	2020	51	75.55 to 75.55	3,877	0.00 to 0.00	0.00	56.29 to 56.29
	2019	52	48.34 to 48.34	2,500	0.00 to 0.00	0.04	32.88 to 32.88
	2018	51	36.38 to 36.38	1,857	0.00 to 0.00	0.37	-0.72 to -0.72
	2017	34	36.64 to 36.64	1,239	0.00 to 0.00	0.11	36.51 to 36.51
	2016	124	26.84 to 26.84	3,318	0.00 to 0.00	0.01	-1.00 to -1.00

Capital Appreciation Value Trust Series NAV(*)	2020	311	33.74 to 33.74	10,511	0.00 to 0.00	1.15	17.41 to 17.41
	2019	311	28.74 to 28.74	8,948	0.00 to 0.00	1.54	24.44 to 24.44
	2018	274	23.09 to 23.09	6,327	0.00 to 0.00	2.34	0.45 to 0.45
	2017	235	22.99 to 22.99	5,394	0.00 to 0.00	1.46	15.13 to 15.13
	2016	149	19.97 to 19.97	2,966	0.00 to 0.00	1.66	8.19 to 8.19

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Core Bond Trust Series I(*)	2020	22	$ 25.24 to $ 25.24	$ 555	0.00 % to 0.00%	2.34%	8.62 % to 8.62%
	2019	23	23.23 to 23.23	531	0.00 to 0.00	2.25	8.32 to 8.32
	2018	28	21.45 to 21.45	603	0.00 to 0.00	2.47	-0.59 to -0.59
	2017	29	21.58 to 21.58	619	0.00 to 0.00	2.02	3.40 to 3.40
	2016	31	20.87 to 20.87	651	0.00 to 0.00	1.89	2.74 to 2.74

Core Bond Trust Series NAV(*)	2020	242	20.33 to 20.33	4,918	0.00 to 0.00	2.43	8.79 to 8.79
	2019	231	18.69 to 18.69	4,312	0.00 to 0.00	2.62	8.33 to 8.33
	2018	174	17.25 to 17.25	3,009	0.00 to 0.00	2.65	-0.54 to -0.54
	2017	161	17.35 to 17.35	2,790	0.00 to 0.00	2.26	3.47 to 3.47
	2016	141	16.76 to 16.76	2,357	0.00 to 0.00	2.12	2.73 to 2.73

Disciplined Value International Trust Series I(*)	2020	12	28.61 to 28.61	350	0.00 to 0.00	2.23	3.28 to 3.28
	2019	12	27.71 to 27.71	325	0.00 to 0.00	2.73	12.33 to 12.33
	2018	13	24.66 to 24.66	320	0.00 to 0.00	2.51	-15.03 to -15.03
	2017	13	29.03 to 29.03	371	0.00 to 0.00	1.87	17.14 to 17.14
	2016	13	24.78 to 24.78	318	0.00 to 0.00	2.67	12.24 to 12.24

Disciplined Value International Trust Series NAV(*)	2020	115	18.50 to 18.50	2,128	0.00 to 0.00	2.29	3.27 to 3.27
	2019	114	17.92 to 17.92	2,051	0.00 to 0.00	2.99	12.40 to 12.40
	2018	107	15.94 to 15.94	1,713	0.00 to 0.00	2.61	-14.96 to -14.96
	2017	98	18.75 to 18.75	1,835	0.00 to 0.00	1.91	17.25 to 17.25
	2016	100	15.99 to 15.99	1,596	0.00 to 0.00	4.13	12.20 to 12.20

Emerging Markets Value Trust Series I(*)	2020	5	17.74 to 17.74	89	0.00 to 0.00	2.51	3.56 to 3.56
	2019	6	17.13 to 17.13	98	0.00 to 0.00	3.24	10.94 to 10.94
	2018	5	15.44 to 15.44	83	0.00 to 0.00	2.58	-13.59 to -13.59
	2017	5	17.87 to 17.87	94	0.00 to 0.00	2.15	32.69 to 32.69
	2016	4	13.47 to 13.47	49	0.00 to 0.00	5.49	18.00 to 18.00

Emerging Markets Value Trust Series NAV(*)	2020	112	14.29 to 14.29	1,604	0.00 to 0.00	2.62	3.72 to 3.72
	2019	105	13.78 to 13.78	1,446	0.00 to 0.00	3.36	10.90 to 10.90
	2018	97	12.43 to 12.43	1,204	0.00 to 0.00	2.70	-13.48 to -13.48
	2017	94	14.36 to 14.36	1,348	0.00 to 0.00	1.53	32.67 to 32.67
	2016	69	10.83 to 10.83	746	0.00 to 0.00	2.52	18.09 to 18.09

Equity Income Trust Series I(*)	2020	18	41.37 to 41.37	752	0.00 to 0.00	3.08	1.02 to 1.02
	2019	18	40.96 to 40.96	737	0.00 to 0.00	2.24	26.34 to 26.34
	2018	15	32.42 to 32.42	492	0.00 to 0.00	1.87	-9.58 to -9.58
	2017	16	35.85 to 35.85	568	0.00 to 0.00	2.26	16.28 to 16.28
	2016	17	30.83 to 30.83	518	0.00 to 0.00	2.24	19.12 to 19.12

Equity Income Trust Series NAV(*)	2020	80	68.54 to 68.54	5,512	0.00 to 0.00	3.16	1.01 to 1.01
	2019	79	67.86 to 67.86	5,371	0.00 to 0.00	2.38	26.47 to 26.47
	2018	67	53.66 to 53.66	3,581	0.00 to 0.00	1.93	-9.52 to -9.52
	2017	70	59.30 to 59.30	4,144	0.00 to 0.00	1.83	16.28 to 16.28
	2016	103	51.00 to 51.00	5,239	0.00 to 0.00	2.32	19.18 to 19.18

Financial Industries Trust Series I(*)	2020	4	36.49 to 36.49	150	0.00 to 0.00	1.39	2.17 to 2.17
	2019	4	35.71 to 35.71	149	0.00 to 0.00	4.47	31.79 to 31.79
	2018	4	27.10 to 27.10	96	0.00 to 0.00	1.16	-14.49 to -14.49
	2017	4	31.69 to 31.69	116	0.00 to 0.00	1.10	15.29 to 15.29
	2016	4	27.49 to 27.49	104	0.00 to 0.00	1.28	19.37 to 19.37

Financial Industries Trust Series NAV(*)	2020	23	44.06 to 44.06	1,026	0.00 to 0.00	1.49	2.31 to 2.31
	2019	22	43.07 to 43.07	957	0.00 to 0.00	4.46	31.71 to 31.71
	2018	22	32.70 to 32.70	721	0.00 to 0.00	1.19	-14.38 to -14.38
	2017	22	38.19 to 38.19	842	0.00 to 0.00	0.82	15.29 to 15.29
	2016	16	33.13 to 33.13	540	0.00 to 0.00	1.54	19.47 to 19.47

Fundamental All Cap Core Trust Series I(*)	2020	0	78.90 to 78.90	3	0.00 to 0.00	0.38	26.88 to 26.88
	2019	0	62.18 to 62.18	3	0.00 to 0.00	0.46	36.45 to 36.45
	2018	0	45.57 to 45.57	2	0.00 to 0.00	0.44	-13.16 to -13.16
	2017	0	52.48 to 52.48	1	0.00 to 0.00	0.82	27.70 to 27.70
	2016	0	41.10 to 41.10	1	0.00 to 0.00	0.61	8.34 to 8.34

Fundamental All Cap Core Trust Series NAV(*)	2020	27	47.02 to 47.02	1,291	0.00 to 0.00	0.43	26.97 to 26.97
	2019	27	37.03 to 37.03	999	0.00 to 0.00	0.51	36.58 to 36.58
	2018	26	27.11 to 27.11	693	0.00 to 0.00	0.46	-13.16 to -13.16
	2017	30	31.22 to 31.22	924	0.00 to 0.00	0.84	27.77 to 27.77
	2016	26	24.44 to 24.44	623	0.00 to 0.00	0.73	8.40 to 8.40

Fundamental Large Cap Value Trust Series I(*)	2020	20	45.79 to 45.79	931	0.00 to 0.00	1.13	11.96 to 11.96
	2019	20	40.90 to 40.90	815	0.00 to 0.00	1.14	35.85 to 35.85
	2018	22	30.10 to 30.10	652	0.00 to 0.00	1.12	-17.03 to -17.03
	2017	22	36.28 to 36.28	806	0.00 to 0.00	1.57	17.43 to 17.43
	2016	25	30.90 to 30.90	765	0.00 to 0.00	2.06	10.17 to 10.17

61 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Fundamental Large Cap Value Trust Series NAV(*)	2020	104	$ 32.34 to $ 32.34	$ 3,374	0.00 % to 0.00%	1.18%	12.01 % to 12.01%
	2019	103	28.87 to 28.87	2,965	0.00 to 0.00	1.24	35.97 to 35.97
	2018	103	21.23 to 21.23	2,197	0.00 to 0.00	1.19	-17.03 to -17.03
	2017	100	25.59 to 25.59	2,556	0.00 to 0.00	1.68	17.54 to 17.54
	2016	109	21.77 to 21.77	2,375	0.00 to 0.00	2.34	10.21 to 10.21

Global Trust Series I(*)	2020	4	24.34 to 24.34	89	0.00 to 0.00	1.36	6.60 to 6.60
	2019	4	22.83 to 22.83	86	0.00 to 0.00	2.32	16.05 to 16.05
	2018	4	19.68 to 19.68	69	0.00 to 0.00	1.68	-14.49 to -14.49
	2017	5	23.01 to 23.01	106	0.00 to 0.00	1.93	18.88 to 18.88
	2016	5	19.36 to 19.36	104	0.00 to 0.00	4.15	9.47 to 9.47

Global Trust Series NAV(*)	2020	59	22.30 to 22.30	1,309	0.00 to 0.00	1.38	6.71 to 6.71
	2019	60	20.90 to 20.90	1,255	0.00 to 0.00	2.21	16.06 to 16.06
	2018	64	18.01 to 18.01	1,145	0.00 to 0.00	1.87	-14.42 to -14.42
	2017	65	21.04 to 21.04	1,361	0.00 to 0.00	1.97	18.90 to 18.90
	2016	66	17.70 to 17.70	1,168	0.00 to 0.00	4.69	9.46 to 9.46

Health Sciences Trust Series I(*)	2020	2	146.19 to 146.19	348	0.00 to 0.00	0.00	27.17 to 27.17
	2019	3	114.96 to 114.96	289	0.00 to 0.00	0.00	28.68 to 28.68
	2018	4	89.34 to 89.34	343	0.00 to 0.00	0.00	0.69 to 0.69
	2017	4	88.73 to 88.73	356	0.00 to 0.00	0.00	27.51 to 27.51
	2016	5	69.59 to 69.59	330	0.00 to 0.00	0.07	-10.57 to -10.57

Health Sciences Trust Series NAV(*)	2020	40	114.29 to 114.29	4,550	0.00 to 0.00	0.00	27.26 to 27.26
	2019	39	89.80 to 89.80	3,525	0.00 to 0.00	0.00	28.67 to 28.67
	2018	38	69.79 to 69.79	2,632	0.00 to 0.00	0.00	0.76 to 0.76
	2017	33	69.27 to 69.27	2,316	0.00 to 0.00	0.00	27.61 to 27.61
	2016	40	54.28 to 54.28	2,180	0.00 to 0.00	0.10	-10.54 to -10.54

High Yield Trust Series I(*)	2020	11	30.37 to 30.37	322	0.00 to 0.00	6.45	5.81 to 5.81
	2019	11	28.70 to 28.70	306	0.00 to 0.00	5.07	15.67 to 15.67
	2018	13	24.81 to 24.81	324	0.00 to 0.00	6.06	-3.01 to -3.01
	2017	13	25.58 to 25.58	338	0.00 to 0.00	5.53	7.50 to 7.50
	2016	13	23.80 to 23.80	313	0.00 to 0.00	7.09	16.27 to 16.27

High Yield Trust Series NAV(*)	2020	126	28.85 to 28.85	3,637	0.00 to 0.00	6.58	5.77 to 5.77
	2019	128	27.28 to 27.28	3,503	0.00 to 0.00	5.69	15.99 to 15.99
	2018	125	23.52 to 23.52	2,945	0.00 to 0.00	6.88	-3.02 to -3.02
	2017	107	24.25 to 24.25	2,587	0.00 to 0.00	5.39	7.46 to 7.46
	2016	132	22.57 to 22.57	2,982	0.00 to 0.00	8.21	16.56 to 16.56

International Equity Index Series I(*)	2020	14	16.72 to 16.72	238	0.00 to 0.00	2.57	10.64 to 10.64
	2019	15	15.11 to 15.11	226	0.00 to 0.00	2.57	21.37 to 21.37
	2018	13	12.45 to 12.45	160	0.00 to 0.00	2.21	-14.10 to -14.10
	2017	15	14.49 to 14.49	223	0.00 to 0.00	2.06	27.30 to 27.30
	2016	19	11.39 to 11.39	217	0.00 to 0.00	2.75	4.45 to 4.45

International Equity Index Series NAV(*)	2020	104	65.78 to 65.78	6,815	0.00 to 0.00	2.82	10.76 to 10.76
	2019	82	59.39 to 59.39	4,875	0.00 to 0.00	2.70	21.44 to 21.44
	2018	67	48.91 to 48.91	3,254	0.00 to 0.00	2.45	-14.10 to -14.10
	2017	61	56.94 to 56.94	3,482	0.00 to 0.00	1.66	27.45 to 27.45
	2016	135	44.68 to 44.68	6,025	0.00 to 0.00	2.68	4.43 to 4.43

International Small Company Trust Series I(*)	2020	1	21.76 to 21.76	29	0.00 to 0.00	2.19	8.37 to 8.37
	2019	1	20.08 to 20.08	27	0.00 to 0.00	2.12	22.60 to 22.60
	2018	2	16.38 to 16.38	31	0.00 to 0.00	1.26	-20.10 to -20.10
	2017	2	20.50 to 20.50	40	0.00 to 0.00	0.99	29.45 to 29.45
	2016	5	15.83 to 15.83	82	0.00 to 0.00	1.86	4.90 to 4.90

International Small Company Trust Series NAV(*)	2020	77	21.89 to 21.89	1,690	0.00 to 0.00	2.22	8.41 to 8.41
	2019	75	20.19 to 20.19	1,522	0.00 to 0.00	2.36	22.71 to 22.71
	2018	72	16.45 to 16.45	1,182	0.00 to 0.00	1.26	-20.07 to -20.07
	2017	67	20.59 to 20.59	1,376	0.00 to 0.00	1.43	29.59 to 29.59
	2016	69	15.89 to 15.89	1,100	0.00 to 0.00	2.05	4.95 to 4.95

Investment Quality Bond Trust Series I(*)	2020	6	29.61 to 29.61	181	0.00 to 0.00	2.35	9.37 to 9.37
	2019	6	27.07 to 27.07	165	0.00 to 0.00	2.30	9.37 to 9.37
	2018	8	24.75 to 24.75	192	0.00 to 0.00	2.73	-0.81 to -0.81
	2017	8	24.95 to 24.95	199	0.00 to 0.00	2.22	4.60 to 4.60
	2016	13	23.86 to 23.86	307	0.00 to 0.00	2.39	4.29 to 4.29

Investment Quality Bond Trust Series NAV(*)	2020	31	20.59 to 20.59	631	0.00 to 0.00	2.34	9.45 to 9.45
	2019	29	18.81 to 18.81	542	0.00 to 0.00	2.74	9.35 to 9.35
	2018	25	17.20 to 17.20	435	0.00 to 0.00	2.89	-0.67 to -0.67
	2017	35	17.32 to 17.32	612	0.00 to 0.00	2.80	4.67 to 4.67
	2016	32	16.55 to 16.55	521	0.00 to 0.00	2.49	4.26 to 4.26

62 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Aggressive Portfolio Series NAV(*)	2020	103	$ 18.78 to $ 18.78	$ 1,926	0.00 % to 0.00%	2.23%	14.11 % to 14.11%
	2019	104	16.45 to 16.45	1,718	0.00 to 0.00	4.86	27.16 to 27.16
	2018	25	12.94 to 12.94	323	0.00 to 0.00	2.43	-8.87 to -8.87
	2017	15	14.20 to 14.20	213	0.00 to 0.00	1.76	21.85 to 21.85
	2016	14	11.65 to 11.65	161	0.00 to 0.00	11.95	9.59 to 9.59

Lifestyle Balanced Portfolio Series NAV(*)	2020	245	16.26 to 16.26	3,977	0.00 to 0.00	2.64	12.68 to 12.68
	2019	246	14.43 to 14.43	3,548	0.00 to 0.00	2.26	17.89 to 17.89
	2018	199	12.24 to 12.24	2,432	0.00 to 0.00	2.64	-3.29 to -4.39
	2017	154	12.80 to 12.80	1,971	0.00 to 0.00	2.73	12.38 to 12.38
	2016	101	11.39 to 11.39	1,148	0.00 to 0.00	3.27	6.17 to 6.17

Lifestyle Conservative Portfolio Series NAV(*)	2020	15	14.49 to 14.49	214	0.00 to 0.00	2.81	10.81 to 10.81
	2019	16	13.08 to 13.08	203	0.00 to 0.00	2.31	12.52 to 12.52
	2018	16	11.62 to 11.62	188	0.00 to 0.00	3.58	-1.92 to -1.92
	2017	9	11.85 to 11.85	108	0.00 to 0.00	2.72	7.01 to 7.01
	2016	8	11.07 to 11.07	88	0.00 to 0.00	3.10	4.36 to 4.36

Lifestyle Growth Portfolio Series NAV(*)	2020	1,437	17.46 to 17.46	25,093	0.00 to 0.00	2.60	13.64 to 13.64
	2019	1,404	15.37 to 15.37	21,573	0.00 to 0.00	2.01	21.52 to 21.52
	2018	1,266	12.64 to 12.64	16,009	0.00 to 0.00	2.34	-6.07 to -6.07
	2017	1,181	13.46 to 13.46	15,902	0.00 to 0.00	4.06	16.20 to 16.20
	2016	410	11.59 to 11.59	4,748	0.00 to 0.00	5.87	7.22 to 1.99

Lifestyle Moderate Portfolio Series NAV(*)	2020	115	15.66 to 15.66	1,794	0.00 to 0.00	2.76	12.22 to 12.22
	2019	110	13.96 to 13.96	1,536	0.00 to 0.00	2.25	15.95 to 15.95
	2018	92	12.04 to 12.04	1,102	0.00 to 0.00	2.81	-2.24 to -3.53
	2017	75	12.48 to 12.48	932	0.00 to 0.00	2.59	10.56 to 10.56
	2016	63	11.29 to 11.29	708	0.00 to 0.00	3.12	5.54 to 5.54

M Capital Appreciation	2020	5	149.12 to 149.12	700	0.00 to 0.00	0.00	17.73 to 17.73
	2019	5	126.67 to 126.67	686	0.00 to 0.00	0.33	28.85 to 28.85
	2018	5	98.31 to 98.31	519	0.00 to 0.00	0.32	-14.15 to -14.15
	2017	5	114.51 to 114.51	552	0.00 to 0.00	0.00	19.02 to 19.02
	2016	4	96.21 to 96.21	384	0.00 to 0.00	0.00	21.06 to 21.06

M International Equity	2020	23	40.96 to 40.96	954	0.00 to 0.00	1.79	8.90 to 8.90
	2019	20	37.62 to 37.62	756	0.00 to 0.00	2.96	20.32 to 20.32
	2018	19	31.26 to 31.26	579	0.00 to 0.00	1.61	-20.57 to -20.57
	2017	15	39.36 to 39.36	595	0.00 to 0.00	1.63	24.05 to 24.05
	2016	16	31.73 to 31.73	515	0.00 to 0.00	1.39	-0.05 to -0.05

M Large Cap Growth	2020	10	122.39 to 122.39	1,182	0.00 to 0.00	0.00	28.89 to 28.89
	2019	11	94.95 to 94.95	1,064	0.00 to 0.00	0.00	36.09 to 36.09
	2018	12	69.77 to 69.77	810	0.00 to 0.00	0.00	-4.95 to -4.95
	2017	11	73.41 to 73.41	803	0.00 to 0.00	0.00	38.97 to 38.97
	2016	14	52.82 to 52.82	717	0.00 to 0.00	0.00	-2.32 to -2.32

M Large Cap Value	2020	37	30.91 to 30.91	1,147	0.00 to 0.00	2.14	-3.16 to -3.16
	2019	31	31.92 to 31.92	992	0.00 to 0.00	1.84	21.51 to 21.51
	2018	29	26.27 to 26.27	762	0.00 to 0.00	1.55	-12.07 to -12.07
	2017	26	29.87 to 29.87	771	0.00 to 0.00	1.60	14.99 to 14.99
	2016	23	25.98 to 25.98	598	0.00 to 0.00	1.78	9.64 to 9.64

Managed Volatility Aggressive Portfolio Series I(*)	2020	27	25.36 to 25.36	682	0.00 to 0.00	1.54	-4.76 to -4.76
	2019	26	26.62 to 26.62	695	0.00 to 0.00	1.41	20.78 to 20.78
	2018	25	22.04 to 22.04	540	0.00 to 0.00	2.05	-8.46 to -8.46
	2017	24	24.08 to 24.08	580	0.00 to 0.00	1.83	22.81 to 22.81
	2016	23	19.61 to 19.61	454	0.00 to 0.00	1.76	1.95 to 1.95

Managed Volatility Aggressive Portfolio Series NAV(*)	2020	774	23.23 to 23.23	17,988	0.00 to 0.00	1.57	-4.80 to -4.80
	2019	775	24.40 to 24.40	18,921	0.00 to 0.00	1.45	20.82 to 20.82
	2018	757	20.19 to 20.19	15,282	0.00 to 0.00	2.12	-8.32 to -8.32
	2017	731	22.03 to 22.03	16,094	0.00 to 0.00	1.88	22.88 to 22.88
	2016	700	17.93 to 17.93	12,546	0.00 to 0.00	1.77	1.89 to 1.89

Managed Volatility Balanced Portfolio Series I(*)	2020	31	31.25 to 31.25	969	0.00 to 0.00	2.07	1.81 to 1.81
	2019	41	30.69 to 30.69	1,263	0.00 to 0.00	0.80	17.92 to 17.92
	2018	182	26.03 to 26.03	4,742	0.00 to 0.00	2.27	-4.89 to -4.89
	2017	194	27.37 to 27.37	5,310	0.00 to 0.00	2.19	14.14 to 14.14
	2016	206	23.98 to 23.98	4,948	0.00 to 0.00	2.10	4.80 to 4.80

Managed Volatility Balanced Portfolio Series NAV(*)	2020	1,946	23.52 to 23.52	45,778	0.00 to 0.00	2.66	1.77 to 1.77
	2019	1,934	23.11 to 23.11	44,701	0.00 to 0.00	2.09	18.02 to 18.02
	2018	1,938	19.58 to 19.58	37,956	0.00 to 0.00	2.39	-4.82 to -4.82
	2017	1,959	20.58 to 20.58	40,305	0.00 to 0.00	2.30	14.15 to 14.15
	2016	1,973	18.02 to 18.02	35,568	0.00 to 0.00	2.21	4.91 to 4.91

63 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Conservative Portfolio Series I(*)	2020	3	$ 29.86 to $ 29.86	$ 81	0.00 % to 0.00%	3.19%	3.39 % to 3.39%
	2019	3	28.88 to 28.88	79	0.00 to 0.00	2.46	13.37 to 13.37
	2018	3	25.47 to 25.47	71	0.00 to 0.00	2.74	-2.18 to -2.18
	2017	3	26.04 to 26.04	71	0.00 to 0.00	2.64	7.81 to 7.81
	2016	3	24.15 to 24.15	64	0.00 to 0.00	2.06	4.58 to 4.58

Managed Volatility Conservative Portfolio Series NAV(*)	2020	383	21.28 to 21.28	8,152	0.00 to 0.00	3.03	3.43 to 3.43
	2019	388	20.58 to 20.58	7,990	0.00 to 0.00	2.39	13.51 to 13.51
	2018	424	18.13 to 18.13	7,684	0.00 to 0.00	2.01	-2.21 to -2.21
	2017	1,035	18.54 to 18.54	19,180	0.00 to 0.00	8.37	7.94 to 7.94
	2016	186	17.17 to 17.17	3,186	0.00 to 0.00	2.55	4.53 to 4.53

Managed Volatility Growth Portfolio Series I(*)	2020	55	28.17 to 28.17	1,539	0.00 to 0.00	2.25	-1.42 to -1.42
	2019	57	28.57 to 28.57	1,626	0.00 to 0.00	1.83	19.56 to 19.56
	2018	60	23.90 to 23.90	1,430	0.00 to 0.00	1.91	-6.54 to -6.54
	2017	79	25.57 to 25.57	2,029	0.00 to 0.00	1.91	18.59 to 18.59
	2016	94	21.56 to 21.56	2,018	0.00 to 0.00	1.77	3.34 to 3.34

Managed Volatility Growth Portfolio Series NAV(*)	2020	1,777	23.28 to 23.28	41,367	0.00 to 0.00	2.27	-1.37 to -1.37
	2019	1,777	23.61 to 23.61	41,938	0.00 to 0.00	1.82	19.68 to 19.68
	2018	1,800	19.72 to 19.72	35,504	0.00 to 0.00	2.24	-6.56 to -6.56
	2017	1,797	21.11 to 21.11	37,922	0.00 to 0.00	2.08	18.71 to 18.71
	2016	1,902	17.78 to 17.78	33,819	0.00 to 0.00	1.98	3.38 to 3.38

Managed Volatility Moderate Portfolio Series I(*)	2020	16	31.51 to 31.51	507	0.00 to 0.00	2.75	3.31 to 3.31
	2019	17	30.50 to 30.50	517	0.00 to 0.00	2.11	16.72 to 16.72
	2018	19	26.13 to 26.13	497	0.00 to 0.00	1.76	-3.99 to -3.99
	2017	30	27.22 to 27.22	828	0.00 to 0.00	2.30	11.88 to 11.88
	2016	33	24.33 to 24.33	810	0.00 to 0.00	2.07	5.29 to 5.29

Managed Volatility Moderate Portfolio Series NAV(*)	2020	534	23.41 to 23.41	12,496	0.00 to 0.00	2.84	3.28 to 3.28
	2019	534	22.67 to 22.67	12,115	0.00 to 0.00	2.21	16.85 to 16.85
	2018	533	19.40 to 19.40	10,334	0.00 to 0.00	2.52	-3.93 to -3.93
	2017	525	20.19 to 20.19	10,593	0.00 to 0.00	2.71	12.02 to 12.02
	2016	462	18.03 to 18.03	8,336	0.00 to 0.00	2.31	5.25 to 5.25

Mid Cap Index Trust Series I(*)	2020	8	71.78 to 71.78	566	0.00 to 0.00	1.66	13.22 to 13.22
	2019	9	63.41 to 63.41	548	0.00 to 0.00	1.13	25.59 to 25.59
	2018	10	50.49 to 50.49	490	0.00 to 0.00	1.11	-11.46 to -11.46
	2017	10	57.02 to 57.02	580	0.00 to 0.00	0.58	15.81 to 15.81
	2016	8	49.24 to 49.24	370	0.00 to 0.00	1.26	20.11 to 20.11

Mid Cap Index Trust Series NAV(*)	2020	96	47.21 to 47.21	4,538	0.00 to 0.00	1.71	13.27 to 13.27
	2019	94	41.68 to 41.68	3,905	0.00 to 0.00	1.22	25.72 to 25.72
	2018	93	33.16 to 33.16	3,071	0.00 to 0.00	1.18	-11.45 to -11.45
	2017	92	37.45 to 37.45	3,448	0.00 to 0.00	0.50	15.86 to 15.86
	2016	99	32.32 to 32.32	3,184	0.00 to 0.00	1.22	20.17 to 20.17

Mid Cap Stock Trust Series I(*)	2020	8	98.79 to 98.79	807	0.00 to 0.00	0.00	65.39 to 65.39
	2019	8	59.73 to 59.73	504	0.00 to 0.00	0.00	34.53 to 34.53
	2018	8	44.40 to 44.40	371	0.00 to 0.00	0.00	-1.56 to -1.56
	2017	8	45.10 to 45.10	364	0.00 to 0.00	0.00	28.54 to 28.54
	2016	8	35.09 to 35.09	287	0.00 to 0.00	0.00	0.59 to 0.59

Mid Cap Stock Trust Series NAV(*)	2020	17	215.62 to 215.62	3,705	0.00 to 0.00	0.00	65.47 to 65.47
	2019	19	130.31 to 130.31	2,439	0.00 to 0.00	0.00	34.64 to 34.64
	2018	19	96.79 to 96.79	1,814	0.00 to 0.00	0.00	-1.54 to -1.54
	2017	17	98.30 to 98.30	1,637	0.00 to 0.00	0.00	28.66 to 28.66
	2016	16	76.41 to 76.41	1,249	0.00 to 0.00	0.00	0.58 to 0.58

Mid Value Trust Series I(*)	2020	7	40.50 to 40.50	297	0.00 to 0.00	1.74	9.60 to 9.60
	2019	7	36.95 to 36.95	274	0.00 to 0.00	1.14	19.54 to 19.54
	2018	7	30.91 to 30.91	225	0.00 to 0.00	0.75	-10.84 to -10.84
	2017	8	34.67 to 34.67	276	0.00 to 0.00	0.98	11.43 to 11.43
	2016	8	31.12 to 31.12	264	0.00 to 0.00	1.09	24.02 to 24.02

Mid Value Trust Series NAV(*)	2020	23	62.43 to 62.43	1,407	0.00 to 0.00	1.77	9.72 to 9.72
	2019	23	56.90 to 56.90	1,329	0.00 to 0.00	1.21	19.49 to 19.49
	2018	23	47.62 to 47.62	1,101	0.00 to 0.00	0.84	-10.68 to -10.68
	2017	23	53.32 to 53.32	1,238	0.00 to 0.00	1.15	11.46 to 11.46
	2016	19	47.84 to 47.84	885	0.00 to 0.00	1.26	24.09 to 24.09

Money Market Trust Series I(*)	2020	148	14.06 to 14.06	2,084	0.00 to 0.00	0.31	0.30 to 0.30
	2019	153	14.02 to 14.02	2,145	0.00 to 0.00	1.92	1.92 to 1.92
	2018	157	13.75 to 13.75	2,164	0.00 to 0.00	1.53	1.53 to 1.53
	2017	164	13.55 to 13.55	2,225	0.00 to 0.00	0.59	0.60 to 0.60
	2016	165	13.46 to 13.46	2,218	0.00 to 0.00	0.07	0.04 to 0.04

64 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Money -Market Trust Series NAV(*)	2020	445	$ 10.46 to $ 10.46	$ 4,660	0.00 % to 0.00%	0.49%	0.33 % to 0.33%
	2019	976	10.43 to 10.43	10,179	0.00 to 0.00	1.94	1.97 to 1.97
	2018	483	10.23 to 10.23	4,944	0.00 to 0.00	1.58	1.60 to 1.60
	2017	542	10.07 to 10.07	5,459	0.00 to 0.00	0.65	0.61 to 0.61
	2016	488	10.00 to 10.00	4,882	0.00 to 0.00	0.15	0.05 to 0.05

Opportunistic Fixed Income Trust Series I(*)	2020	6	27.69 to 27.69	177	0.00 to 0.00	3.95	13.80 to 13.80
	2019	6	24.33 to 24.33	156	0.00 to 0.00	6.69	6.38 to 6.38
	2018	9	22.87 to 22.87	206	0.00 to 0.00	2.56	-1.90 to -1.90
	2017	11	23.32 to 23.32	245	0.00 to 0.00	2.21	8.75 to 8.75
	2016	11	21.44 to 21.44	230	0.00 to 0.00	0.00	3.05 to 3.05

Opportunistic Fixed Income Trust Series NAV(*)	2020	32	39.68 to 39.68	1,274	0.00 to 0.00	4.03	13.90 to 13.90
	2019	33	34.84 to 34.84	1,137	0.00 to 0.00	6.36	6.37 to 6.37
	2018	33	32.75 to 32.75	1,067	0.00 to 0.00	2.64	-1.74 to -1.74
	2017	52	33.33 to 33.33	1,734	0.00 to 0.00	2.68	8.71 to 8.71
	2016	31	30.66 to 30.66	953	0.00 to 0.00	0.00	3.15 to 3.15

PIMCO All Asset	2020	28	29.30 to 20.76	589	0.00 to 0.00	4.65	7.74 to 7.74
	2019	27	27.19 to 19.26	526	0.00 to 0.00	2.65	11.44 to 11.44
	2018	25	24.40 to 17.29	430	0.00 to 0.00	2.94	-5.59 to -5.59
	2017	24	25.85 to 18.31	445	0.00 to 0.00	3.20	13.19 to 13.19
	2016	95	22.84 to 16.18	1,534	0.00 to 0.00	2.15	12.59 to 12.59

Real Estate Securities Trust Series I(*)	2020	2	68.95 to 68.95	166	0.00 to 0.00	2.08	-5.64 to -5.64
	2019	2	73.08 to 73.08	179	0.00 to 0.00	2.18	29.40 to 29.40
	2018	3	56.47 to 56.47	167	0.00 to 0.00	1.48	-3.46 to -3.46
	2017	4	58.50 to 58.50	257	0.00 to 0.00	0.22	6.24 to 6.24
	2016	13	55.06 to 55.06	714	0.00 to 0.00	3.72	6.92 to 6.92

Real Estate Securities Trust Series NAV(*)	2020	10	191.60 to 191.60	1,866	0.00 to 0.00	2.17	-5.58 to -5.58
	2019	9	202.92 to 202.92	1,916	0.00 to 0.00	2.16	29.47 to 29.47
	2018	10	156.74 to 156.74	1,505	0.00 to 0.00	1.71	-3.43 to -3.43
	2017	10	162.30 to 162.30	1,658	0.00 to 0.00	0.44	6.26 to 6.26
	2016	15	152.74 to 152.74	2,363	0.00 to 0.00	3.46	6.96 to 6.96

Science & Technology Trust Series I(*)	2020	10	56.77 to 56.77	558	0.00 to 0.00	0.00	57.46 to 57.46
	2019	10	36.05 to 36.05	377	0.00 to 0.00	0.12	38.06 to 38.06
	2018	12	26.11 to 26.11	321	0.00 to 0.00	0.00	-0.61 to -0.61
	2017	14	26.27 to 26.27	356	0.00 to 0.00	0.05	41.13 to 41.13
	2016	14	18.62 to 18.62	263	0.00 to 0.00	0.00	8.38 to 8.38

Science & Technology Trust Series NAV(*)	2020	76	95.00 to 95.00	7,240	0.00 to 0.00	0.00	57.58 to 57.58
	2019	79	60.29 to 60.29	4,763	0.00 to 0.00	0.18	38.09 to 38.09
	2018	74	43.66 to 43.66	3,233	0.00 to 0.00	0.00	-0.57 to -0.57
	2017	49	43.91 to 43.91	2,141	0.00 to 0.00	0.09	41.21 to 41.21
	2016	40	31.10 to 31.10	1,238	0.00 to 0.00	0.00	8.41 to 8.41

Select Bond Trust Series I(*)	2020	3	14.14 to 14.14	41	0.00 to 0.00	3.39	9.08 to 9.08
	2019	2	12.96 to 12.96	24	0.00 to 0.00	2.67	8.94 to 8.94
	2018	2	11.90 to 11.90	22	0.00 to 0.00	2.80	-0.43 to -0.43
	2017	2	11.95 to 11.95	22	0.00 to 0.00	2.48	3.67 to 3.67
	2016	2	11.52 to 11.52	21	0.00 to 0.00	1.85	3.06 to 3.06

Select Bond Trust Series NAV(*)	2020	100	14.20 to 14.20	1,417	0.00 to 0.00	3.12	9.13 to 9.13
	2019	101	13.01 to 13.01	1,315	0.00 to 0.00	2.71	9.01 to 9.01
	2018	100	11.94 to 11.94	1,190	0.00 to 0.00	2.84	-0.38 to -0.38
	2017	100	11.98 to 11.98	1,198	0.00 to 0.00	2.85	3.65 to 3.65
	2016	98	11.56 to 11.56	1,137	0.00 to 0.00	3.93	3.19 to 3.19

Short Term Government Income Trust Series I(*)	2020	13	11.68 to 11.68	146	0.00 to 0.00	1.70	3.60 to 3.60
	2019	13	11.27 to 11.27	148	0.00 to 0.00	1.18	3.39 to 3.39
	2018	29	10.90 to 10.90	321	0.00 to 0.00	2.07	0.84 to 0.84
	2017	30	10.81 to 10.81	328	0.00 to 0.00	1.35	0.57 to 0.57
	2016	35	10.75 to 10.75	373	0.00 to 0.00	1.72	0.57 to 0.57

Short Term Government Income Trust Series NAV(*)	2020	61	11.74 to 11.74	720	0.00 to 0.00	1.76	3.65 to 3.65
	2019	55	11.33 to 11.33	619	0.00 to 0.00	1.71	3.44 to 3.44
	2018	56	10.95 to 10.95	611	0.00 to 0.00	1.91	0.89 to 0.89
	2017	46	10.86 to 10.86	497	0.00 to 0.00	1.42	0.62 to 0.62
	2016	48	10.79 to 10.79	515	0.00 to 0.00	1.44	0.63 to 0.63

Small Cap Index Trust Series I(*)	2020	4	56.74 to 56.74	215	0.00 to 0.00	1.44	19.29 to 19.29
	2019	4	47.57 to 47.57	187	0.00 to 0.00	1.00	25.05 to 25.05
	2018	4	38.04 to 38.04	148	0.00 to 0.00	0.93	-11.42 to -11.42
	2017	4	42.95 to 42.95	169	0.00 to 0.00	0.45	14.39 to 14.39
	2016	4	37.55 to 37.55	151	0.00 to 0.00	1.23	20.98 to 20.98

65 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Index Trust Series NAV(*)	2020	81	$ 45.40 to $ 45.40	$ 3,670	0.00 % to 0.00%	1.61%	19.32 % to 19.32%
	2019	64	38.05 to 38.05	2,436	0.00 to 0.00	1.04	25.07 to 25.07
	2018	63	30.42 to 30.42	1,924	0.00 to 0.00	1.00	-11.31 to -11.31
	2017	63	34.30 to 34.30	2,174	0.00 to 0.00	0.50	14.43 to 14.43
	2016	80	29.98 to 29.98	2,384	0.00 to 0.00	1.16	21.02 to 21.02

Small Cap Opportunities Trust Series I(*)	2020	2	59.02 to 59.02	132	0.00 to 0.00	0.73	9.88 to 9.88
	2019	2	53.71 to 53.71	127	0.00 to 0.00	0.41	25.54 to 25.54
	2018	3	42.79 to 42.79	118	0.00 to 0.00	0.42	-13.84 to -13.84
	2017	3	49.66 to 49.66	139	0.00 to 0.00	0.42	11.07 to 11.07
	2016	3	44.71 to 44.71	126	0.00 to 0.00	0.45	19.47 to 19.47

Small Cap Opportunities Trust Series NAV(*)	2020	51	29.15 to 29.15	1,495	0.00 to 0.00	0.86	9.93 to 9.93
	2019	37	26.52 to 26.52	986	0.00 to 0.00	0.46	25.60 to 25.60
	2018	35	21.11 to 21.11	731	0.00 to 0.00	0.47	-13.81 to -13.81
	2017	35	24.50 to 24.50	847	0.00 to 0.00	0.46	11.18 to 11.18
	2016	34	22.03 to 22.03	759	0.00 to 0.00	0.60	19.51 to 19.51

Small Cap Stock Trust Series I(*)	2020	1	64.63 to 64.63	54	0.00 to 0.00	0.00	51.55 to 51.55
	2019	1	42.64 to 42.64	44	0.00 to 0.00	0.00	38.02 to 38.02
	2018	1	30.90 to 30.90	32	0.00 to 0.00	0.00	-5.19 to -5.19
	2017	1	32.59 to 32.59	36	0.00 to 0.00	0.00	26.46 to 26.46
	2016	1	25.77 to 25.77	18	0.00 to 0.00	0.00	2.29 to 2.29

Small Cap Stock Trust Series NAV(*)	2020	38	76.89 to 76.89	2,959	0.00 to 0.00	0.00	51.62 to 51.62
	2019	38	50.71 to 50.71	1,926	0.00 to 0.00	0.00	38.10 to 38.10
	2018	33	36.72 to 36.72	1,221	0.00 to 0.00	0.00	-5.22 to -5.22
	2017	35	38.74 to 38.74	1,352	0.00 to 0.00	0.00	26.70 to 26.70
	2016	32	30.58 to 30.58	968	0.00 to 0.00	0.00	2.27 to 2.27

Small Cap Value Trust Series I(*)	2020	1	31.89 to 31.89	26	0.00 to 0.00	1.07	-6.70 to -6.70
	2019	1	34.18 to 34.18	29	0.00 to 0.00	0.54	26.52 to 26.52
	2018	2	27.01 to 27.01	65	0.00 to 0.00	0.60	-12.50 to -12.50
	2017	3	30.87 to 30.87	98	0.00 to 0.00	0.96	3.73 to 3.73
	2016	3	29.76 to 29.76	96	0.00 to 0.00	0.66	22.67 to 22.67

Small Cap Value Trust Series NAV(*)	2020	25	89.94 to 89.94	2,253	0.00 to 0.00	1.20	-6.68 to -6.68
	2019	23	96.38 to 96.38	2,184	0.00 to 0.00	0.64	26.62 to 26.62
	2018	24	76.12 to 76.12	1,812	0.00 to 0.00	0.76	-12.45 to -12.45
	2017	19	86.94 to 86.94	1,681	0.00 to 0.00	0.71	3.79 to 3.79
	2016	17	83.77 to 83.77	1,425	0.00 to 0.00	0.79	22.68 to 22.68

Small Company Value Trust Series I(*)	2020	2	66.41 to 66.41	106	0.00 to 0.00	0.30	9.25 to 9.25
	2019	2	60.79 to 60.79	100	0.00 to 0.00	0.87	25.53 to 25.53
	2018	2	48.43 to 48.43	80	0.00 to 0.00	0.37	-12.94 to -12.94
	2017	2	55.63 to 55.63	111	0.00 to 0.00	0.24	11.49 to 11.49
	2016	4	49.89 to 49.89	199	0.00 to 0.00	0.76	32.32 to 32.32

Small Company Value Trust Series NAV(*)	2020	25	38.04 to 38.04	945	0.00 to 0.00	0.35	9.25 to 9.25
	2019	24	34.82 to 34.82	840	0.00 to 0.00	0.94	25.65 to 25.65
	2018	25	27.71 to 27.71	682	0.00 to 0.00	0.34	-12.93 to -12.93
	2017	47	31.83 to 31.83	1,497	0.00 to 0.00	0.25	11.58 to 11.58
	2016	49	28.53 to 28.53	1,391	0.00 to 0.00	0.86	32.33 to 32.33

Strategic Income Opportunities Trust Series I(*)	2020	7	33.19 to 33.19	241	0.00 to 0.00	1.72	8.59 to 8.59
	2019	7	30.56 to 30.56	219	0.00 to 0.00	2.99	10.91 to 10.91
	2018	6	27.56 to 27.56	167	0.00 to 0.00	3.86	-5.03 to -5.03
	2017	6	29.02 to 29.02	176	0.00 to 0.00	3.28	5.59 to 5.59
	2016	5	27.48 to 27.48	144	0.00 to 0.00	2.24	5.12 to 5.12

Strategic Income Opportunities Trust Series NAV(*)	2020	99	24.69 to 24.69	2,439	0.00 to 0.00	1.77	8.61 to 8.61
	2019	98	22.73 to 22.73	2,228	0.00 to 0.00	2.93	11.00 to 11.00
	2018	90	20.48 to 20.48	1,844	0.00 to 0.00	3.89	-5.00 to -5.00
	2017	88	21.56 to 21.56	1,890	0.00 to 0.00	3.22	5.66 to 5.66
	2016	86	20.40 to 20.40	1,752	0.00 to 0.00	2.54	5.19 to 5.19

Total Bond Market Series Trust NAV(*)	2020	47	29.10 to 29.10	1,372	0.00 to 0.00	2.62	7.38 to 7.38
	2019	33	27.10 to 27.10	899	0.00 to 0.00	2.41	8.30 to 8.30
	2018	29	25.02 to 25.02	737	0.00 to 0.00	2.72	-0.24 to -0.24
	2017	31	25.08 to 25.08	776	0.00 to 0.00	2.96	3.34 to 3.34
	2016	30	24.27 to 24.27	717	0.00 to 0.00	2.80	2.45 to 2.45

Total Stock Market Index Trust Series I(*)	2020	5	47.86 to 47.86	261	0.00 to 0.00	1.80	21.44 to 21.44
	2019	7	39.41 to 39.41	257	0.00 to 0.00	1.53	29.63 to 29.63
	2018	8	30.40 to 30.40	245	0.00 to 0.00	1.01	-5.70 to -5.70
	2017	13	32.24 to 32.24	418	0.00 to 0.00	1.61	20.59 to 20.59
	2016	6	26.73 to 26.73	154	0.00 to 0.00	1.53	12.38 to 12.38

66 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Total Stock Market Index Trust Series NAV(*)	2020	55	$ 159.85 to $ 159.85	$ 8,829	0.00 % to 0.00%	2.00%	21.50 % to 21.50%
	2019	44	131.56 to 131.56	5,755	0.00 to 0.00	1.66	29.70 to 29.70
	2018	42	101.44 to 101.44	4,266	0.00 to 0.00	1.25	-5.66 to -5.66
	2017	42	107.52 to 107.52	4,550	0.00 to 0.00	1.44	20.65 to 20.65
	2016	40	89.11 to 89.11	3,541	0.00 to 0.00	1.58	12.38 to 12.38

Ultra Short Term Bond Trust Series I(*)	2020	56	10.78 to 10.78	609	0.00 to 0.00	1.86	1.46 to 1.46
	2019	59	10.63 to 10.63	629	0.00 to 0.00	5.31	3.12 to 3.12
	2018	2	10.31 to 10.31	22	0.00 to 0.00	1.67	1.40 to 1.40
	2017	2	10.17 to 10.17	24	0.00 to 0.00	1.60	0.66 to 0.66
	2016	2	10.10 to 10.10	24	0.00 to 0.00	1.92	0.52 to 0.52

Ultra Short Term Bond Trust Series NAV(*)	2020	53	10.85 to 10.85	571	0.00 to 0.00	2.01	1.62 to 1.62
	2019	46	10.68 to 10.68	494	0.00 to 0.00	2.07	3.08 to 3.08
	2018	31	10.36 to 10.36	321	0.00 to 0.00	1.74	1.53 to 1.53
	2017	33	10.20 to 10.20	341	0.00 to 0.00	1.74	0.62 to 0.62
	2016	28	10.14 to 10.14	288	0.00 to 0.00	1.37	0.67 to 0.67

67 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit value s. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

68 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2020

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub -accounts and are reflected as terminations.

69 of 69

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 29, 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 29, 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to the initial registration statement, file number 333-33504, filed with the Commission on March 29, 2000.
Form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152407, filed with the Commission on April 29, 2010.
(e) Specimen Application for a Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-33351, filed with the Commission on March 17, 1998.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April 30, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel dated April 9, 2001, incorporated by reference to pre-effective amendment number 1, file number 333-33504, filed with the Commission on May 3, 2001.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission on April 27, 2017.
Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018.
Powers of Attorney for J. Stephanie Nam, Ken Ross, and Henry H. Wong, incorporated by reference to pre-effective amendment number 1, file number 333-233648, filed with the Commission on December 16, 2019.
Powers of Attorney for Shamus Weiland, filed herewith.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director, Executive Vice President, Chief Information Officer
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad***	Head of Legacy Business

Name and Principal Business Address	Position with Depositor
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves**	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Robert Donahue*
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Feild*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Jeffrey N. Given**

Name and Principal Business Address	Position with Depositor
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*
Erik Gustafson**
Jeffrey Hammer***
Richard Harris***	Appointed Actuary
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***	Treasury
Audrea Laffely*
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*

Name and Principal Business Address	Position with Depositor
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Patrick R. Verderico*
Peter de Vries*
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANUFLIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2020

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC [2] (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario) [4]
Manulife Property Limited Partnership II (Ontario) [4]
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership [5] (Alberta)
PT Asuransi Jiwa Manulife Indonesia [1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited [6] (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
95%
97%
51%
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Insurance (Thailand) Public Company Limited is 97% held directly and indirectly by Manulife Financial Asia Limited
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Director, Vice President, US Taxation
James C. Hoodlet*	Director
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
Martin Sheerin*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company of New York (at the same address), in its capacity as Registrant’s depositor, keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2021.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2021.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Linda A. Davis Watters	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, VUL Protector, Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, Corporate VUL, SPVL, and Protection VUL (“policies”).
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Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
TOPS® Aggressive Growth ETF
TOPS® Balanced ETF
TOPS® Conservative ETF
TOPS® Growth ETF
TOPS® Moderate Growth ETF
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
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Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Valuation
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day.
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If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment account offered through the Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, and Protection VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.58%, respectively.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.58%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), the Northern Lights Variable Trust (the “NLVT”), the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or the M Fund, Inc. (the “M Fund”). All of these portfolios are part of the JHVIT, except that (a) the TOPS® Aggressive Growth ETF portfolio, the TOPS® Balanced ETF portfolio, the TOPS® Conservative ETF portfolio, the TOPS® Growth ETF portfolio, and the TOPS® Moderate Growth ETF portfolio (the “TOPS® ETF” portfolios) are part of the NLVT, (b) the M Capital Appreciation, M International Equity, M Large Cap Growth, and M Large Cap Value (the “M” portfolios) are part of the M Fund, and (c) the PIMCO VIT All Asset portfolio is part of the PIMCO Trust. We hold the shares of one of those portfolios in each subaccount of the Separate Account.
Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment accounts you select. For more information, please refer to the prospectus for the portfolio.
The JHVIT, the NLVT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment
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management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The TOPS® ETF portfolios of the NLVT receive investment advisory services from ValMark Advisers, Inc. (“ValMark”) and pay investment management fees to ValMark, who pays part of those fees to those portfolios’ subadviser. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO. The M portfolios of the M Fund receive investment advisory services from M Financial Investment Advisers, Inc. (“M Financial”) and pay management fees to M Financial. M Financial pays part of those fees to sub-investment advisers who are selected by M Financial and manage the M portfolios’ assets.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHVTA, ValMark, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
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Portfolio	Subadviser	Investment Objective
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global Equity	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Wellington Management Company LLP	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
TOPS ® Aggressive Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Balanced ETF	Milliman Financial Risk Management LLC	To seek to provide income and capital appreciation.
TOPS ® Conservative ETF	Milliman Financial Risk Management LLC	To seek to preserve capital and provide moderate income and moderate capital appreciation.
TOPS ® Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Moderate Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
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Portfolio	Subadviser	Investment Objective
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide long-term capital appreciation.
M International Equity (a series of M Fund, Inc.)	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	Brandywine Global Investment Management, LLC	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
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Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludible from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals, and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
If your policy offers a cash value enhancement rider, and you have elected it, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or
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other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
If your policy offers, and you have elected, the Healthy Engagement Rider or the Policy Split Option Rider, we will treat the monthly charges for the Rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
The tax treatment of certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in your taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income, such as gift cards and other cash equivalents. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $600 or more. This material does not constitute tax or legal advice and neither John Hancock NY nor any of its agents, employees or registered representatives are in the business of offering such advice. We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
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The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
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If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.